EXHIBIT 99

GE CAPITAL INTERNATIONAL FUNDING COMPANY,
as Issuer

the Guarantors party hereto

AND

THE BANK OF NEW YORK MELLON
as Trustee

INDENTURE

Dated as of October 26, 2015

CROSS REFERENCE SHEET1

between

the provisions of Sections 310 through 318(a) of the Trust Indenture Act and this Indenture:

Section of Act	Section of this Indenture
310 (a)(1), (2) and (5)	8.08
310 (a)(3) and (4)	Not applicable
310 (b)	8.09
311 (a) and (b)	*
312 (a)	6.01
312 (b) and (c)	*
313 (a)	6.03
313 (b) (1)	Not applicable
313 (b) (2)	*
313 (c)	*
313 (d)	*
314 (a)	4.07 and 6.02
314 (b)	Not applicable
314 (c) (1) and (2)	16.08
314 (c) (3)	Not applicable
314 (d)	Not applicable
314 (e)	16.08
314 (f)	Not applicable
315 (a), (c) and (d)	8.01
315 (b)	5.01 and 7.08
315 (c)	5.01
315 (e)	7.09
316 (a) (1)	7.01 and 7.07
316 (a) (2)	Omitted
316 (a) last sentence	9.04
316 (b)	7.04
316 (c)	9.02
317 (a)	7.02
317 (b)	4.06(a)
318 (a)	16.11

__________________________
1 This cross reference sheet is not part of this Indenture.

*Automatically included under Section 318(c) of the Trust Indenture Act.

TABLE OF CONTENTS

Page

ARTICLE ONE

DEFINITIONS

Section 1.01.	Definitions	1

ARTICLE TWO

DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF SECURITIES

Section 2.01.	Forms	13
Section 2.02.	Amount Unlimited; Issuable in Series and Tranches	14
Section 2.03.	Authentication	16
Section 2.04.	Date and Denomination of Securities	19
Section 2.05.	Execution of Securities	20
Section 2.06.	Exchange and Registration of Transfer of Securities	21
Section 2.07.	Destroyed, Lost or Stolen Securities	24
Section 2.08.	Temporary Securities	25
Section 2.09.	Cancellation of Securities Paid, etc	26
Section 2.10.	Computation of Interest	26
Section 2.11.	Reopening of Tranches	26

ARTICLE THREE

REDEMPTION OF SECURITIES

Section 3.01.	Applicability of Article	27
Section 3.02.	Optional Redemption Due to Changes in Tax Treatment	27
Section 3.03.	Notice of Redemption; Selection of Securities	27
Section 3.04.	Payment of Securities Called for Redemption	29
Section 3.05.	Satisfaction of Mandatory Sinking Fund Payments with Securities	30
Section 3.06.	Redemption of Securities for Sinking Fund	30
Section 3.07.	Repayment at the Option of the Holder	32

ARTICLE FOUR

PARTICULAR COVENANTS OF THE COMPANY

Section 4.01.	Payment of Principal, Premium and Interest	32
Section 4.02.	Payment of Additional Amounts	33
Section 4.03.	Limitations upon Liens	35
Section 4.04.	Offices for Notices and Payments, etc	39
Section 4.05.	Appointments to Fill Vacancies in Trustee’s Office	41

i

Section 4.06.	Provision as to Paying Agent	41
Section 4.07.	Statement as to Compliance	43

ARTICLE FIVE

AGREEMENT WITH RESPECT TO EXERCISE OF BAIL-IN POWER

Section 5.01.	Acknowledgements and Consents	43
Section 5.02.	No Repayment or Payment of Amounts Due	45
Section 5.03.	Notice of Exercise of Bail-In Power	45

ARTICLE SIX

SECURITYHOLDER LISTS AND REPORTS BY
THE COMPANY AND THE TRUSTEE

Section 6.01.	Securityholder Lists	45
Section 6.02.	Reports by the Company	46
Section 6.03.	Reports by the Trustee	46

ARTICLE SEVEN

REMEDIES OF THE TRUSTEE AND
SECURITYHOLDER ON EVENT OF DEFAULT

Section 7.01.	Events of Default	46
Section 7.02.	Payment of Securities on Default; Suit Therefor	49
Section 7.03.	Application of Moneys Collected by Trustee	51
Section 7.04.	Proceedings by Securityholders	52
Section 7.05.	Proceedings by Trustee	53
Section 7.06.	Remedies Cumulative and Continuing	53
Section 7.07.	Direction of Proceedings and Waiver of Defaults by Securityholders	53
Section 7.08.	Notice of Defaults	54
Section 7.09.	Undertaking to Pay Costs	54

ARTICLE EIGHT

CONCERNING THE TRUSTEE

Section 8.01.	Duties and Responsibilities of Trustee	55
Section 8.02.	Reliance on Documents, Opinions, etc	56
Section 8.03.	No Responsibility for Recitals, etc	58
Section 8.04.	Ownership of Securities	58
Section 8.05.	Moneys to Be Held in Trust	58
Section 8.06.	Compensation and Expenses of Trustee	58
Section 8.07.	Officers’ Certificate as Evidence	59
Section 8.08.	Eligibility of Trustee	59
Section 8.09.	Resignation or Removal of Trustee	59

Section 8.10.	Acceptance by Successor Trustee	61
Section 8.11.	Succession by Merger, etc	62
Section 8.12.	Appointment of Authenticating Agent	62

ARTICLE NINE

CONCERNING THE SECURITYHOLDERS

Section 9.01.	Action by Securityholders	65
Section 9.02.	Proof of Execution by Securityholders	65
Section 9.03.	Who Are Deemed Absolute Owners	66
Section 9.04.	Company-Owned Securities Disregarded	66
Section 9.05.	Revocation of Consents; Future Holders Bound	67

ARTICLE TEN

SECURITYHOLDERS’ MEETINGS

Section 10.01.	Purposes of Meetings	67
Section 10.02.	Call of Meeting by Trustee	68
Section 10.03.	Call of Meeting by Company or Securityholders	68
Section 10.04.	Qualifications for Voting	68
Section 10.05.	Quorum; Adjourned Meetings	68
Section 10.06.	Regulations	69
Section 10.07.	Voting	70
Section 10.08.	No Delay of Rights by Meeting	70

ARTICLE ELEVEN

SUPPLEMENTAL INDENTURES

Section 11.01.	Supplemental Indentures without Consent of Securityholders	71
Section 11.02.	Supplemental Indentures with Consent of Securityholders	72
Section 11.03.	Compliance with Trust Indenture Act; Effect of Supplemental Indentures	73
Section 11.04.	Notation on Securities	73
Section 11.05.	Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee	74

ARTICLE TWELVE

CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 12.01.	Company May Not Consolidate, etc., Except Under Certain Conditions	74
Section 12.02.	GECC Successor Guarantor May Not Consolidate, etc., Except Under Certain Conditions	74
Section 12.03.	GE and GECC May Not Consolidate, etc., Except Under Certain Conditions	74
Section 12.04.	Successor Person to Be Substituted for the Company	75

Section 12.05.	Successor Guarantor to Be Substituted	75
Section 12.06.	Documents to Be Given Trustee	75

ARTICLE THIRTEEN

SATISFACTION AND DISCHARGE OF INDENTURE

Section 13.01.	Discharge of Indenture	76
Section 13.02.	Deposited Moneys to Be Held in Trust by Trustee	76
Section 13.03.	Paying Agent to Repay Moneys Held	77
Section 13.04.	Return of Unclaimed Moneys	77

ARTICLE FOURTEEN

GUARANTEES

Section 14.01.	Guarantees	77
Section 14.02.	Assumption of GECC Guarantee	79
Section 14.03.	Bail-In	80

ARTICLE FIFTEEN

IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS
AND DIRECTORS

Section 15.01.	Indenture and Securities Solely Corporate Obligations	80

ARTICLE SIXTEEN

MISCELLANEOUS PROVISIONS

Section 16.01.	Provisions Binding on Company’s Successors	81
Section 16.02.	Official Acts by Successor Corporation	81
Section 16.03.	Notices	81
Section 16.04.	New York Contract	82
Section 16.05.	Submission to Jurisdiction	82
Section 16.06.	Appointment of Agent for Service	82
Section 16.07.	Waiver of Immunity	83
Section 16.08.	Evidence of Compliance with Conditions Precedent	83
Section 16.09.	Legal Holidays	84
Section 16.10.	Securities in a Specified Currency Other Than Dollars	84
Section 16.11.	Trust Indenture Act to Control	85
Section 16.12.	Table of Contents, Headings, etc	85
Section 16.13.	Execution in Counterparts	85
Section 16.14.	Separability	85

EXHIBIT A	Provisions Relating to Restricted Securities	A-1

EXHIBIT B	Regulation S Restricted Legend	B-1

EXHIBIT C	U.S. Restricted Legend	C-1

EXHIBIT D	Regulation S Certificate	D-1

EXHIBIT E	Rule 144A Certificate	E-1

EXHIBIT F	Bail-In Legend	F-1

EXHIBIT G	Central Bank of Ireland Legend	G-1

EXHIBIT H	Form of Supplemental Indenture	H-1

v

THIS INDENTURE, dated as of October 26, 2015, among GE CAPITAL INTERNATIONAL FUNDING COMPANY, a public unlimited company duly incorporated and existing under the Companies Act 1963 to 2013 of Ireland (the “Company”), the Guarantors party hereto, and THE BANK OF NEW YORK MELLON, a bank duly organized and existing under the laws of the State of New York, as trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance by the Company from time to time of its unsecured notes or other evidences of indebtedness to be issued in one or more series, as provided in this Indenture, up to such principal amount or amounts as may from time to time be authorized in or pursuant to one or more resolutions of the Board of Directors;

WHEREAS, the Guarantors party hereto have duly authorized the execution and delivery of this Indenture as guarantors of the Securities (as defined below) and the Company’s obligations under the Indenture; and

WHEREAS, all acts and things necessary to make this Indenture a valid agreement of the Company and each Guarantor party hereto according to its terms, have been done and performed, and the execution and delivery of this Indenture by the Company and each Guarantor party hereto have in all respects been duly authorized;

NOW, THEREFORE, WITNESSETH:

That in order to declare the terms and conditions upon which Securities issued after the date hereof are, and are to be, authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Securities by the holders thereof, the parties hereto mutually covenant and agree, for the equal and proportionate benefit of the respective holders from time to time of the Securities or of any series thereof, as follows:

ARTICLE ONE
DEFINITIONS

Section 1.01. Definitions.  The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed.  The words “herein,” “hereof” and “hereunder,” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

           Additional Amounts:

The term “Additional Amounts” shall have the meaning specified in Section 4.02.

Additional Interest:

The term “Additional Interest” shall mean additional interest, if any, owed to the holders of Securities of any series or Tranche pursuant to a registration rights agreement entered into by the Company and the Guarantors with respect to the Securities of such series or Tranche, pursuant to which the Company agrees (i) to file with the Securities and Exchange Commission a registration statement under the Securities Act to conduct registered exchange offers to allow holders of such Securities to exchange the same for an equal principal amount of Securities with substantially identical terms registered under the Securities Act, or (ii) to file with the Securities and Exchange Commission a shelf registration statement under the Securities Act to register resales of the such Securities.

Affiliate:

The term “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person.  For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”) with respect to any Person, means the power to direct the policies, management and affairs of such Person, whether through the ownership of voting securities, by contract or otherwise.

Amounts Due:

The term “Amounts Due” shall mean (i) the principal amount of, together with any accrued but unpaid interest due on, the Securities then Outstanding (whether at maturity, upon redemption or required repayment or otherwise), when and as originally issued (as amended pursuant to the terms of this Indenture, other than pursuant to the exercise of any Bail-In Power) and (ii) any amounts due under any Non-Exempt Guarantee, in each case irrespective of whether the occurrence of any Bail-In Event or any other exercise of any Bail-In Power by the Relevant EEA Resolution Authority would otherwise have the effect of reducing such amounts and including amounts that have become due and payable, but which have not been paid, prior to the exercise of any Bail-In Power by the Relevant EEA Resolution Authority.

Authenticating Agent:

The term “Authenticating Agent” shall mean any Person authorized by the Trustee pursuant to Section 8.12 to act on behalf of the Trustee to authenticate Securities.

Authorized Newspaper:

The term “Authorized Newspaper” shall mean a newspaper (which, in the case of The City of New York, will, if practicable, be The Wall Street Journal (Eastern edition), and in the case of the United Kingdom, will, if practicable, be The Financial Times (London edition)), published in an official language of the country of publication, customarily published at least once a day for at least five days in each calendar week and of general circulation in The City of New York or the United Kingdom, as applicable. If it shall be impractical to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given by the Trustee after consulting with the Company shall constitute a sufficient publication of such notice.

Bail-In Event:

The term “Bail-In Event” shall have the meaning specified in Section 5.01(a).

Bail-In Legend:

The term “Bail-In Legend” shall mean the legend set forth in Exhibit F to this Indenture.

Bail-In Power:

The term “Bail-In Power” shall mean any write-down, conversion, transfer, modification or suspension power existing from time to time under, and exercised in compliance with, the BRRD and any laws, regulations, rules or requirements in effect in Ireland or the United Kingdom (or any other Member State of the European Economic Area in which the Company or any Guarantor is organized or that regulates the Company or any Guarantor) relating to the transposition of the BRRD, including but not limited to the Irish European Union (Bank Recovery and Resolution) Regulations 2015 and the UK Banking Act 2009, in each case as amended from time to time, and the instruments, rules and standards created thereunder, pursuant to which (i) any obligation of certain European Economic Area credit institutions or investment firms subject thereto and their parent and other members of their group can be cancelled, written down, modified, suspended for a temporary period or converted into shares, other securities or other obligations of such Person or other Persons, or shares, other securities or other obligations of such Person or other Persons can be transferred to holders of such obligations, and (ii) any right in a contract governing an obligation of any such European Economic Area credit institutions or investment firms may be deemed to have been exercised.

Board of Directors:

The term “Board of Directors” shall mean the Board of Directors of the Company or any committee of such Board of Directors to which the relevant powers of such Board of Directors have been lawfully delegated.

BRRD:

The term “BRRD” shall mean Directive 2014/59/EU establishing a framework for the recovery and resolution of certain credit institutions and investment firms (as supplemented, amended and replaced from time to time).

Business Day:

The term “Business Day” shall mean, unless otherwise specified with respect to a particular Tranche of Securities, any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that with respect to any Securities denominated in a Specified Currency other than Dollars, such day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the principal financial center of the country issuing the Specified Currency as designated by the Company pursuant to Section 2.02  (or, if the Specified Currency is euro, such day is also a TARGET Settlement Date).

Calculation Agent:

The term “Calculation Agent” shall have the meaning specified in Section 2.02.

Capital Stock:

The term “Capital Stock” shall mean (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited), and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

Central Bank of Ireland Legend:

The term “Central Bank of Ireland Legend” shall mean the legend set forth in Exhibit G to this Indenture.

Code:

The term the “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.

Common Depositary:

The term “Common Depositary” shall mean a common depositary of Securities on behalf of Euroclear Bank S.A./N.V. and Clearstream Banking, S.A., each in its capacity as Depositary, and shall initially be The Bank of New York Mellon.

Company:

The term “Company” shall refer to GE Capital International Funding Company, a public unlimited company duly incorporated and existing under the Companies Act 1963 to 2013 of Ireland, until any successor Person shall have succeeded to and been substituted for the Company pursuant to the provisions of Article Twelve, and thereafter “Company” shall mean such successor, except as otherwise provided in Section 12.04.

Company Group:

The term “Company Group” shall mean (i) until such time as a GECC Successor Guarantor becomes a Guarantor under this Indenture pursuant to Section 14.02 hereof, the Company and its consolidated subsidiaries and (ii) thereafter, the applicable GECC Successor Guarantor (for so long as it is a Guarantor) and its consolidated subsidiaries (which, for the avoidance of doubt, includes the Company and its consolidated subsidiaries).

Consolidated Net Tangible Assets:

The term “Consolidated Net Tangible Assets” shall mean the aggregate amount of assets (less applicable reserves and other items properly deductible in accordance with generally accepted accounting principles in the United States) of any GECC Successor Guarantor and its consolidated Subsidiaries after deducting therefrom:

(a) all current liabilities (excluding such liabilities constituting funded debt, by reason of their being renewable or extendable); and

(b) all goodwill, trade names, trademarks, patents and other like intangibles,

all as set forth in the most recent balance sheet of such GECC Successor Guarantor and its consolidated Subsidiaries prepared in accordance with generally accepted accounting principles as practiced in the United States.

Corporate Trust Office:

The term “Corporate Trust Office” shall mean the corporate trust office of the Trustee from time to time, which initially shall be the corporate trust office of The Bank of New York Mellon, 101 Barclay Street, Floor 7-East, New York, New York 10286 (Attention:  Corporate Trust; Fax No: (212) 815-5366), or any successor thereto.

Coupon:

The term “Coupon” shall mean any interest coupon appertaining to a Security.

currency:

The term “currency” shall mean Dollars or any Specified Currency.

Debt:

The term “Debt” shall have the meaning specified in Section 4.03(a).

Depositary:

The term “Depositary” shall mean, with respect to the Securities of any series or Tranche issuable or issued in the form of one or more Registered Global Securities, the Person designated as Depositary by the Company pursuant to Section 2.02  until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Depositary” shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, “Depositary” as used with respect to the Securities of any such series or Tranche shall mean the Depositary with respect to such Registered Global Security or Securities.

Dollar:

The term “Dollar” shall mean the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

EU Savings Directive:

The term “EU Savings Directive” shall have the meaning specified in Section 4.04.

Event of Default:

The term “Event of Default” shall have the meaning specified in Section 7.01.

Exchange Act:

The term “Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

Exchange Rate Agent:

The term “Exchange Rate Agent” shall have the meaning specified in Section 16.10.

GE:

The term “GE” shall refer to General Electric Company, a corporation duly organized and existing under the laws of the State of New York.

GECC:

The term “GECC” shall refer to General Electric Capital Corporation, a corporation duly organized and existing under the laws of the State of Delaware.

GECC Guarantee:

The term “GECC Guarantee” shall mean the Guarantee originally provided by GECC on the date hereof pursuant to Article Fourteen.

GECC Guarantor:

The term “GECC Guarantor” shall mean (i) until such time as a GECC Successor Guarantor becomes a Guarantor under this Indenture pursuant to Section 14.02 hereof, GECC and (ii) thereafter, the applicable GECC Successor Guarantor that assumes such Guarantee pursuant to Section 14.02 (for so long as it is a Guarantor).

GECC Successor Guarantor:

The term “GECC Successor Guarantor” shall have the meaning specified in Section 14.02(b).

GECIH:

The term “GECIH” shall refer to the international holding company under which GECC’s operations will be consolidated in the Reorganization, which shall be a Wholly-Owned Subsidiary of GE.

Global Series Notes:

The term “Global Series Notes” shall mean the Global Series US MTN-A Notes to be established on or about the date hereof, and any and all such other series of Securities as may hereafter be established by or pursuant to a supplemental indenture or a resolution of the Board of Directors.

Guarantees:

The term “Guarantees” shall have the meaning specified in Section 14.01(a).

Guarantors:

The term “Guarantors” shall mean GE and each GECC Guarantor, in each case unless and until any successor Person shall have succeeded to and been substituted for GE or such GECC Guarantor, as the case may be, pursuant to the provisions of Article Twelve or in a supplemental indenture in substantially the form of Exhibit H hereto, as the case may be, and thereafter “Guarantor” shall include such successor, except as otherwise provided in Section 12.05.

Indenture:

The term “Indenture” shall mean this instrument as originally executed or as it may be amended or supplemented from time to time as herein provided, and shall include the form and terms of particular series or Tranches of Securities established as contemplated hereunder.

interest:

The term “interest,” in respect of any Security, unless the context otherwise requires, refers to interest and Additional Interest, if any, and, when used with respect to a non-interest bearing Security, shall mean interest payable after the principal thereof has become due and payable, whether at maturity, by declaration of acceleration, by call for redemption, pursuant to a sinking fund or otherwise.

Journal:

The term the “Journal” shall have the meaning specified in Section 16.10.

Lien or Liens:

The terms “Lien” or “Liens” shall have the meaning set forth in Section 4.03(a).

Moody’s:

The term “Moody’s” shall mean Moody’s Investors Service, Inc. (or any successor thereto).

Non-Exempt Guarantee:

The term “Non-Exempt Guarantee” shall have the meaning set forth in Section 14.03.

Non-Exempt Guarantor:

The term “Non-Exempt Guarantor” shall have the meaning set forth in Section 14.03.

Non-Voting Preferred Securities

The term “Non-Voting Preferred Securities” shall mean, with respect to a Person, any and all Capital Stock of such Person which (a) is preferred as to the payment of dividends or distributions, upon liquidation or otherwise, over another class of Capital Stock of such Person, (b) does not by its terms or upon the happening of any event confer upon the holder thereof any right to vote on or consent to any matters relating to such Person, except for (i) a right to vote for the election of up to two directors following a failure to pay dividends or distributions for a specified period, or (ii) a right to vote on any amendment to such Capital Stock that is adverse to the holders of such Capital Stock, and (c) is not by its terms or upon the happening of any event convertible into or exchangeable for shares of Capital Stock of such Person that have any voting or consent rights other than those permitted pursuant to clause (b) of this definition.

Officer’s Certificate:

The term “Officer’s Certificate” shall mean a certificate signed by any director, president or vice-president of the Company and delivered to the Trustee.  Each such certificate shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in Section 16.08 if and to the extent required by the provisions of such Section.

Opinion of Counsel:

The term “Opinion of Counsel” shall mean an opinion in writing signed by legal counsel, who may be an employee of or of counsel to the Company, any Guarantor or any of their respective Affiliates, or may be other counsel. Each such opinion shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in Section 16.08 if and to the extent required by the provisions of such Section.

Original Issue Discount Security:

The term “Original Issue Discount Security” shall mean any Security which at any time provides for an amount less than the principal amount thereof to be due and payable upon redemption or a declaration of acceleration of the maturity thereof pursuant to Section 7.01.

Overdue Rate:

The term “Overdue Rate” with respect to each Tranche of Securities shall mean the rate designated as such in or pursuant to the resolution of the Board of Directors or a supplemental indenture, as the case may be, relating to such Tranche as contemplated by Section 2.02.

Person:

The term “Person” shall mean any individual, corporation, partnership, joint venture, trust, association, joint stock company, unincorporated organization, limited liability company, government or any agency or political subdivision thereof or any similar entity.

Principal Office of the Trustee:

The term “principal office of the Trustee,” or other similar term, shall mean the principal office of the Trustee at which any particular time its corporate trust business shall be administered.

Rating Agency:

The term “Rating Agency” shall mean each of S&P and Moody’s; provided that if either S&P or Moody’s (or both) shall cease issuing a rating with respect to the unsecured debt of GE or shall not rate unsecured debt of any applicable entity for reasons outside the control of the Company and GE, the Company may select a nationally recognized statistical rating agency to substitute for S&P or Moody’s (or both).

Registered Global Security:

The term “Registered Global Security” shall mean a Security evidencing all or a part of a Tranche of Securities, issued to the Depositary or the Common Depositary or any nominee thereof, as applicable, for such Tranche or series in accordance with Section 2.03 and bearing the legend prescribed in Section 2.03.

Registered Security:

The term “Registered Security” shall mean any Security registered on the Security register of the Company.

Relevant EEA Resolution Authority:

The term “Relevant EEA Resolution Authority” shall refer to, with respect to the Company, the Central Bank of Ireland and, with respect to GECIH, the Bank of England,  and any other entity with the authority to exercise any Bail-In Power from time to time.

Reorganization:

The term “Reorganization” shall refer to the realignment and reorganization of GECC’s businesses that is summarized in a Current Report on Form 8-K of GECC filed with the Securities and Exchange Commission on September 21, 2015.

Responsible Officer:

The term “Responsible Officer,” when used with respect to the Trustee, shall mean any Vice President or Assistant Vice President in the Corporate Trust Office or other officer of the Trustee responsible for the administration of this Indenture customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

Restricted Subsidiary:

The term “Restricted Subsidiary” shall mean any Subsidiary of any GECC Successor Guarantor who is principally engaged in lending or leasing activity.

S&P:

The term “S&P” shall mean Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (or any successor thereto).

Securities Act:

The term “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

Security or Securities; Outstanding:

The terms “Security” or “Securities” shall mean any Security or Securities, as the case may be, authenticated and delivered under this Indenture.

The term “Outstanding,” when used with reference to Securities, shall, subject to the provisions of Section 9.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except:

(a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), provided that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been mailed as in Article Three provided, or provision satisfactory to the Trustee shall have been made for mailing such notice; and

(c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.07, unless proof satisfactory to the Trustee is presented that any such Securities are held by Persons in whose hands any of such Securities is a valid, binding and legal obligation of the Company.

In determining whether the holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or in determining the Amounts Due with respect to any Original Discount Security, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 7.01.

Security register:

The term “Security register” shall have the meaning specified in Section 2.06.

Security registrar:

The term “Security registrar” shall have the meaning specified in Section 2.06.

Securityholder:

The terms “Securityholder,” “holder of Securities,” or other similar terms, shall mean, (a) with respect to any Registered Security, the Person in whose name at the time such Registered Security is registered on the books of the Company kept for that purpose in accordance with the terms hereof or (b) with respect to any Unregistered Security, the bearer thereof.

Specified Currency:

The term “Specified Currency” shall mean the currency in which a Security is denominated, which may include Dollars, any foreign currency or any composite of two or more currencies.

Specified Rating:

The term “Specified Rating” shall mean with respect to the unsecured debt of GECIH or any other GECC Successor Guarantor or a Wholly-Owned Subsidiary of GE, in each case without taking into account any guarantee or other credit support by GE, GECC or any other Person of such debt, a credit rating from each Rating Agency that is at least equal to either (i) the credit rating of GE at the time from each such Rating Agency or (ii) BBB+ by S&P and Baa1 by Moody’s or, if permitted by the definition of Rating Agency, in either case, an equivalent rating by any other Rating Agency.

Subsidiary:

The term “Subsidiary” shall mean, with respect to any Person, (i) any corporation of which such Person directly or indirectly owns or controls at that time at least a majority of the outstanding stock having under ordinary circumstances (not dependent upon the happening of a contingency) voting power to elect a majority of the board of directors of such corporation or (ii) any other Person (other than a corporation) in which such Person directly or indirectly has at least a majority ownership interest and power to direct the policies, management and affairs thereto.

TARGET Settlement Date:

The term “TARGET Settlement Date” means any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET2) System is open.

Taxing Jurisdiction:

The term “Taxing Jurisdiction” shall have the meaning specified in Section 4.02.

Tranche:

The term “Tranche” shall mean all Securities of the same series having identical terms but for authentication date and public offering price.

Trust Indenture Act:

The term “Trust Indenture Act” shall mean the U.S. Trust Indenture Act of 1939, as it was in effect at the date of execution of this Indenture, except as otherwise provided herein.

Trustee:

The term “Trustee” shall mean the corporation or association named as Trustee in this Indenture and, subject to the provisions of Article Eight, shall also include its successors and assigns as Trustee hereunder. If pursuant to the provisions of this Indenture there shall be at any time more than one Trustee hereunder, the term “Trustee” as used with respect to Securities of any Tranche shall mean the Trustee with respect to Securities of such Tranche.

Unregistered Security:

The term “Unregistered Security” shall mean any Security other than a Registered Security.

Wholly-Owned:

The term “Wholly-Owned” shall mean, with respect to a Person, a Subsidiary of such Person (i) all of the outstanding Capital Stock of which is owned, directly or indirectly, by such Person or (ii) all of the outstanding Capital Stock of which is owned directly or indirectly, by such Person, other than (x) Non-Voting Preferred Securities, and/or (y) directors’ qualifying shares or immaterial equity amounts required to be owned by other persons pursuant to applicable law.

ARTICLE TWO
DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF SECURITIES

Section 2.01. Forms.  The Securities and the Coupons, if any, appertaining thereto shall be in substantially such form as shall be established by or pursuant to a resolution of the Board of Directors or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such legends or endorsements placed thereon as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which such Securities may be listed, or to conform to usage (including, without limitation, any legends contemplated by Exhibit A hereto, where applicable). Each Security will bear the Bail-In Legend unless and until such Security and any Guarantee thereof is not subject to the exercise of any Bail-In Power by any Relevant EEA Resolution Authority.  Each Security that, upon issuance, has a maturity of less than one year, will bear the Central Bank of Ireland Legend. In addition, the Company has the right in its sole discretion by notice to the Trustee to include on, or add to, any Securities, whether or not then Outstanding, any legend as may be required by, or is otherwise necessary or advisable in respect of (as determined by the Company in its sole discretion), 26 CFR § 1.1275-3 (OID information reporting requirements) (as such regulation may be supplemented, amended or replaced from time to time).

The Trustee’s Certificate of Authentication on all Securities shall be in substantially the following form, and shall be executed on behalf of the Trustee by its authorized officer or agent:

This is one of the Securities of the Tranche designated therein described in the within-mentioned Indenture.

,
as Trustee

By:

Section 2.02. Amount Unlimited; Issuable in Series and Tranches.  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series, each of which may consist of one or more Tranches. There shall be established in or pursuant to a resolution of the Board of Directors or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, one or more series of Securities, with such titles, forms and other terms as may be established by or pursuant to such resolution or indentures supplemental hereto.  Additionally, there shall be established in or pursuant to a resolution of the Board of Directors or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any Tranche:

(1) the title of the series to which such Tranche belongs (which shall distinguish the Securities of such series from all other series of Securities);

(2) any limit upon the aggregate principal amount of the Securities of such series or Tranche which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the Tranche pursuant to Sections 2.06, 2.07, 2.08, 2.09, 3.03, 3.07 or 11.04);

(3) the date or dates on which the principal and premium, if any, of the Securities of the Tranche are payable;

(4) the rate or rates, or the method of determination thereof, at which the Securities of the Tranche shall bear interest, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and, in the case of Registered Securities, if other than as set forth in Section 2.04, the record dates for the determination of holders to whom interest is payable;

(5) the place or places where the principal of, and premium, if any, and any interest on Securities of the Tranche shall be payable;

(6) the Specified Currency of the Securities of the Tranche;

(7) the currency or currencies in which payments on the Securities of the Tranche are payable, if other than the Specified Currency;

(8) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the Tranche may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

(9) the obligation, if any, of the Company to redeem, purchase or repay Securities of the Tranche pursuant to any sinking fund or analogous provisions or at the option of a holder thereof and the price or prices at which or process by which and the period or periods within which and the terms and conditions upon which Securities of the Tranche shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

(10) the denominations in which Securities of the Tranche shall be issuable, if other than as provided in Section 2.04;

(11) if other than the principal amount thereof, the portion of the principal amount of Securities of the Tranche which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 7.01;

(12) if other than the Specified Currency, the coin or currency in which payment of the principal of or interest on the Securities of the Tranche shall be payable;

(13) if the principal of or interest on the Securities of the Tranche are to be payable, at the election of the Company or a holder thereof, in a coin or currency other than the Specified Currency, the period or periods within which, and the terms and conditions upon which, such election may be made;

(14) if the amount of payments of principal of and interest on the Securities of the Tranche may be determined with reference to an index based on a coin or currency other than the Specified Currency, the manner in which such amounts shall be determined;

(15) whether the Securities of the Tranche will be issuable as Registered Securities (and, if so, whether such Securities will be issuable as Registered Global Securities) or Unregistered Securities (with or without Coupons), or any combination of the foregoing, any restriction applicable to the offer, sale or delivery of Unregistered Securities or the payment of interest thereon and, if other than as provided in Section 2.06, the terms upon which Unregistered Securities of any Tranche may be exchanged for Registered Securities of such Tranche and vice versa;

(16) whether the Securities of the Tranche will be subject to the provisions of Exhibit A hereto or any other restrictions on the offer, sale, pledge or other transfer of such Securities;

(17) if the Securities of the Tranche will not be redeemable pursuant to Section 3.02, and/or if Additional Amounts will not be payable with respect to the Securities of the Tranche pursuant to Section 4.02;

(18) if the Securities of such Tranche are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such Tranche) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions, if other than as provided for by the form of such Securities established pursuant to Section 2.01;

(19) any Events of Default with respect to the Securities of the Tranche, if not set forth herein, or any deletions or modifications to any Events of Default set forth herein with respect to the Securities of the Tranche;

(20) if other than the rate of interest stated in the title of the Securities of the Tranche, the applicable Overdue Rate;

(21) in the case of any Tranche of non-interest bearing Securities, the applicable dates for purposes of clause (a) of Section 6.01;

(22) any trustees, Depositaries and/or Common Depositary, authenticating or paying agents, transfer agents or registrars or any other agents with respect to such Tranche; and

(23) any other terms of the Tranche (which terms shall not be inconsistent with the provisions of this Indenture).

All Securities of any one Tranche and Coupons, if any, appertaining thereto, shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any indenture supplemental hereto. The Company shall appoint a Calculation Agent (the “Calculation Agent”), which may be the Company, for the purpose of calculating applicable interest rates on any Tranche of Securities for which the interest rate is not fixed. If the Calculation Agent for a Tranche of Securities is not the Company or an Affiliate of the Company, such appointment shall be pursuant to a written agreement between the Company and the Calculation Agent in such form as they shall agree.

Any Securities of a particular Tranche that are authenticated and delivered pursuant to any of Sections 2.06, 2.07, 2.08, 2.09, 3.03, 3.07 or 11.04 of this Indenture shall be Securities of the same Tranche as the predecessor Securities.

Section 2.03. Authentication.  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any Tranche having attached thereto appropriate Coupons, if any, executed by the Company to the Trustee or its agent for authentication. Except as otherwise provided in this Article Two, the Trustee shall thereupon authenticate and deliver, or cause to be authenticated and delivered, said Securities to or for the account of the Company, (i) upon the written order of the Company, signed by (A) any director, president or vice-president of the Company and (B) any Secretary, Assistant Secretary, Treasurer or Assistant Treasurer of the Company or (ii) pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time in such written order.  If provided for in such procedures, such written order may authorize authentication and delivery pursuant to electronic instructions from the Company or its duly authorized agent or agents.  In authenticating or causing the authentication of such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive and (subject to Sections 8.01 and 8.02) shall be fully protected in relying upon:

(1) a copy of any resolution or resolutions of the Board of Directors relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary of the Company;

(2) an executed supplemental indenture, if any, relating thereto;

(3) an Officer’s Certificate prepared in accordance with Section 16.08 which shall also state to the best knowledge of the signers of such Certificate that no Event of Default with respect to any Tranche of Securities shall have occurred and be continuing; and

(4) one or more Opinions of Counsel prepared in accordance with Section 16.08 which shall also state:

(a)           that the forms of such Securities and Coupons, if any, have been established by or pursuant to a resolution of the Board of Directors or a supplemental indenture as permitted by Section 2.01 in conformity with the provisions of this Indenture;

(b)           that the terms of such Securities have been established by or pursuant to a resolution of the Board of Directors or a supplemental indenture as permitted by Section 2.02 in conformity with the provisions of this Indenture; provided, that, in connection with the authentication of Securities of a series that are part of a medium-term note program, such Opinion of Counsel may, in the alternative, state that certain terms of the

Securities have been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Section 2.02 in conformity with the provisions of this Indenture, and when such other terms as are to be established pursuant to procedures set forth in the written order relating to Securities of such series shall have been so established, all such terms will have been duly established in conformity with the provisions of this Indenture;

(c)           that such Securities and Coupons, if any, and any Guarantee thereof, when authenticated (in the case of the Securities) by or at the direction of the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of each of the Company and the Guarantors, enforceable against each of them in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, the effect of judicial application of foreign laws or foreign governmental actions affecting creditors’ rights, and general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);

(d)           that the Company has the corporate power to issue such Securities and Coupons, if any, and has duly taken all necessary corporate action with respect to such issuance;

(e)           that the issuance of such Securities and Coupons, if any, will not contravene the organization certificate, by-laws or Memorandum and Articles of Association, as the case may be, of the Company; and

(f)           that the conditions precedent for the execution and delivery by the Company of such Securities and Coupons, if any, and the related supplemental indenture, if any, have been complied with and that authentication and delivery of such Securities and Coupons, if any, and the execution and delivery of the related supplemental indenture, if any, by the Trustee will not violate the terms of this Indenture;

provided, that, in connection with the authentication of Securities of a series that are part of a medium-term note program, if so specified in the relevant authentication order, the Trustee shall be entitled to receive the documents referred to in clauses (1), (2), (3) and (4) above only at or before the time of the first request of the Company to the Trustee to authenticate Securities of such series and the Trustee shall be protected in relying on such documents in authenticating Securities of such series until such documents are superseded or revoked; provided further, that any Opinion(s) delivered pursuant to this Section 2.03 may be subject to appropriate and customary limitations, exceptions, assumptions and qualifications.

The Trustee shall have the right to decline to authenticate and deliver or cause to be authenticated and delivered any Securities under this Section 2.03 if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by action of its Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Securityholders.

If the Company shall establish pursuant to Section 2.02 that the Securities of a Tranche are to be issued in the form of one or more Registered Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section 2.03 and the Company Order with respect to such Tranche, authenticate and deliver one or more Registered Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such Tranche to be represented by one or more Registered Global Securities, (ii) shall be registered in the name of the Depositary and/or the Common Depositary for such Registered Global Security or Securities or the nominee of such Depositary or the Common Depositary, (iii) shall be delivered by the Trustee to such Depositary or Common Depositary or pursuant to such Depositary’s or Common Depositary’s instructions and (iv) shall bear a legend substantially to the following effect: “Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary” or “Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Registered Global Security may not be transferred except as a whole by the Common Depositary to a nominee of the Common Depositary or by a nominee of the Common Depositary to the Common Depositary or another nominee of the Common Depositary or by the Common Depositary or any such nominee to a successor Common Depositary or a nominee of such successor Common Depositary.”

No holder of a beneficial interest in any Registered Global Security held on its behalf by a Depositary or Common Depositary shall have any rights under this Indenture with respect to such Registered Global Security, and such Depositary or the Common Depositary, as applicable, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such Registered Global Security for all purposes whatsoever.  None of the Company, the Trustee or any agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Registered Global Security or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.  Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary or Common Depositary or impair, as between a Depositary or Common Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary or Common Depositary (or its nominee) as holder of any Security.

Each Depositary or Common Depositary designated pursuant to Section 2.02 must, at the time of its designation and at all times while it serves as Depositary hereunder, be a clearing agency registered under (i) the Exchange Act, if so required thereby, or (ii) under any other applicable statute or regulation, if so required thereby (unless, in the case of this clause (ii), such failure to register would not adversely affect the interests of Holders of Outstanding Securities).

Section 2.04. Date and Denomination of Securities.  The Securities of each Tranche shall be issuable as Registered Securities or Unregistered Securities in such denominations as shall be specified as contemplated by Section 2.02. In the absence of any such specification (a) with respect to Registered Securities, such Securities shall be issuable in denominations of 100,000 units of the Specified Currency and integral multiples of 1,000 units of the Specified Currency in excess thereof; and (b) with respect to Unregistered Securities, such Securities shall be issuable in denominations of not less than 1,000 units of the Specified Currency and in such other denominations in excess thereof as may be provided in or pursuant to a supplemental indenture or resolution of the Board of Directors in accordance with Section 2.02. Securities of each Tranche shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee.

Every Registered Security shall be dated the date of its authentication.  Every Unregistered Security shall be dated as provided in the resolution of the Board of Directors or the supplemental indenture referred to in Section 2.02; provided, however, that Unregistered Securities which are part of the same Tranche as a prior issue of Securities shall be dated the original issue date of such prior issue of Securities.

The Person in whose name any Registered Security of a particular Tranche is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date for such Tranche shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Registered Security upon any registration of transfer or exchange subsequent to the record date and prior to such interest payment date; provided, however, that if and to the extent that the Company shall default in the payment of interest on such interest payment date, such defaulted interest shall be paid to the Persons in whose names Outstanding Registered Securities of such Tranche are registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of such Registered Securities not less than 15 days preceding such subsequent record date, such record date to be not less than five days preceding the date of payment of such defaulted interest. Except as otherwise specified as contemplated by Section 2.02 for Registered Securities of a particular Tranche, the term “record date” as used in this Section 2.04 with respect to any regular interest payment date shall mean the date that is 15 days immediately preceding such interest payment date, whether or not such day shall be a Business Day.

Section 2.05. Execution of Securities.  The Securities and, if applicable, the Coupons appertaining thereto, shall be signed in the name and on behalf of the Company by the manual or facsimile signature of any director, president or vice-president of the Company. Only such Securities as shall bear thereon a certificate of authentication substantially in the form herein recited, executed by the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

In case any officer or director of the Company who shall have signed any of the Securities or Coupons, if any, shall cease to be such officer or director before the Securities or Coupons so signed (or the Securities to which the Coupons so signed appertain) shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Securities or Coupons nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Securities or Coupons had not ceased to be such officer of the Company; and any Security or Coupon may be signed on behalf of the Company by such Persons as, at the actual date of such Security or Coupon, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such Person was not such an officer.

Section 2.06. Exchange and Registration of Transfer of Securities.  Registered Securities of any Tranche (other than a Registered Global Security, except as set forth below) may be exchanged for a like aggregate principal amount of Registered Securities of the same Tranche of other authorized denominations. Unregistered Securities will not be issuable in exchange for Registered Securities.

Unregistered Securities of any Tranche (with all unmatured Coupons, if any, and all matured Coupons, if any, then in default, attached thereto) may be exchanged for Registered Securities of the same Tranche of any authorized denominations and in an equal aggregate principal amount. Unregistered Securities surrendered in exchange for Registered Securities after the close of business on (i) any record date with respect to any regular payment of interest and before the opening of business at such office on the relevant interest payment date or (ii) any record date to be established for the payment of defaulted interest and before the opening of business on the related proposed date for payment of defaulted interest, shall be surrendered without the Coupon relating to such date for payment of interest.

Securities to be exchanged pursuant to the preceding two paragraphs shall be surrendered, at the option of the holders thereof, either at the office or agency designated and maintained by the Company for such purpose in the Borough of Manhattan, The City of New York in accordance with the provisions of Section 4.04 or at any of such other offices or agencies as may be designated and maintained by the Company for such purpose in accordance with the provisions of Section 4.04, and the Company shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive. Each Person designated by the Company pursuant to the provisions of Section 4.04 as a Person authorized to register and register transfer of the Securities is sometimes herein referred to as a “Security registrar.”

Unregistered Securities in definitive form of any Tranche will be exchangeable for Unregistered Securities in definitive form of the same Tranche in other authorized denominations, in an equal aggregate principal amount. Unregistered Securities to be so exchanged shall be surrendered, at the option of the holders thereof, either at the office or agency designated and maintained by the Company for such purpose outside the United States in accordance with the provisions of Section 4.04, or at the office of any agent appointed by the Company to perform such service, and the Company shall execute and the Trustee shall authenticate and deliver, or cause to be authenticated and delivered, in exchange therefor the Unregistered Security or Securities which the Securityholder making the exchange shall be entitled to receive.

The Company shall keep, at each such office or agency, a register for each Tranche of Registered Securities issued hereunder (the registers of all Security registrars being herein sometimes collectively referred to as the “Security register” or the “registry books of the Company”) in which, subject to such reasonable regulations as it may prescribe, the Company shall register Registered Securities and shall register the transfer of Registered Securities as provided in this Article Two. The Security register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the Security register shall be open for inspection by the Trustee and any Security registrar other than the Trustee. Upon due presentment for registration of transfer of any Registered Security of any Tranche at any designated office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of the same Tranche for an equal aggregate principal amount. Registration or registration of transfer of any Registered Security by any Security registrar in the registry books of the Company maintained by such Security registrar, and delivery of such Registered Security, duly authenticated, shall be deemed to complete the registration or registration of transfer of such Registered Security.

The Company will at all times designate one Person (who may be the Company and who need not be a Security registrar) to act as repository of a master list of names and addresses of the holders of the Registered Securities. The Company shall act as such repository unless and until some other Person is, by written notice from the Company to the Trustee and each Security registrar, designated by the Company to act as such. The Company shall cause each Security registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by such registrar, as may be necessary to enable such repository to maintain such master list on as current a basis as is practicable.

No Person shall at any time be designated as or act as a Security registrar unless such Person is at such time empowered under applicable law to act as such and duly registered to act as such under and to the extent required by applicable law and regulations.

All Registered Securities presented for registration of transfer or for exchange, redemption, repayment or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange in form satisfactory to the Company and the Trustee duly executed by, the holder or his or her attorney duly authorized in writing.

No service charge shall be made for any exchange or registration of transfer of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Company shall not be required (i) to issue, register the transfer of or exchange Securities to be redeemed for a period of fifteen calendar days preceding the first publication of the relevant notice of redemption, or if Registered Securities are Outstanding and there is no publication, the mailing of the relevant notice of redemption, (ii) to register the transfer of or exchange any Registered Securities selected for redemption, in whole or in part, except the unredeemed portion of any such Registered Securities being redeemed in part, (iii) to exchange any Unregistered Securities selected for redemption except that such Unregistered Securities may be exchanged for Registered Securities of like tenor, provided that such Registered Securities shall be simultaneously surrendered for redemption, or (iv) to register the transfer of or exchange any Securities surrendered for optional repayment, in whole or in part.

Unregistered Securities and any Coupons appertaining thereto will be transferable by delivery.

Notwithstanding any other provision of this Section 2.06, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Global Security representing all or a portion of the Securities of a Tranche may not be transferred except as a whole by the Depositary or the Common Depositary for such Tranche to a nominee of such Depositary or Common Depositary or by a nominee of such Depositary or Common Depositary to such Depositary or Common Depositary or another nominee of such Depositary or Common Depositary by such Depositary or Common Depositary or any such nominee to a successor Depositary or Common Depositary for such Tranche or a nominee of such successor Depositary or Common Depositary.

If at any time the Depositary or Common Depositary for the Securities of a Tranche notifies the Company that it is unwilling or unable to continue as Depositary or Common Depositary for the Securities of such Tranche or if at any time the Depositary or Common Depositary for Securities of a Tranche shall no longer be registered or in good standing under (i) the Exchange Act, if required to be so registered or in good standing thereunder, or (ii) under any other applicable statute or regulation, if so required thereby (unless, in the case of this clause (ii), such failure to be so registered would not adversely affect the interests of Holders of Outstanding Securities), the Company shall appoint a successor Depositary or Common Depositary registered and in good standing as aforesaid with respect to the Securities of such Tranche. If a successor Depositary or Common Depositary for the Securities of such Tranche is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute and the Trustee, upon receipt of an Officer’s Certificate for the authentication and delivery of definitive Securities of such Tranche, will authenticate and deliver Securities of such Tranche in definitive registered form without Coupons, in any authorized denominations, in an aggregate principal amount equal to the aggregate principal amount of the Registered Global Security or Securities representing such Registered Securities in exchange for such Registered Global Security or Securities.

The Company may at any time and in its sole discretion determine that Registered Securities issued in the form of one or more Registered Global Securities shall no longer be represented by a Registered Global Security or Securities. In such event the Company will execute and the Trustee, upon receipt of an Officer’s Certificate for the authentication and delivery of definitive Securities, will authenticate and deliver Securities of the same Tranche in definitive registered form without Coupons, in any authorized denominations, in an aggregate principal amount equal to the aggregate principal amount of the Registered Global Security or Securities in exchange for such Registered Global Security or Securities.

If specified by the Company pursuant to Section 2.02 with respect to Securities represented by a Registered Global Security, the Depositary or Common Depositary for such Registered Global Security may surrender such Registered Global Security in exchange in whole or in part for Securities of the same Tranche in definitive registered form on such terms as are acceptable to the Company and such Depositary or Common Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge:

(i)           to the Person specified by such Depositary or Common Depositary, a new Registered Security or Securities of the same Tranche, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person’s beneficial interest in the Registered Global Security; and

(ii)           to such Depositary or the Common Depositary therefor, a new Registered Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause (i) above.

Upon the exchange of a Registered Global Security for Securities in definitive registered form without Coupons, in authorized denominations, in an aggregate principal amount equal to the principal amount of such Registered Global Security, such Registered Global Security shall be canceled by the Trustee or an agent of the Company or the Trustee. Securities in definitive registered form without Coupons issued in exchange for a Registered Global Security pursuant to this Section 2.06 shall be registered in such names and in such authorized denominations as the Depositary or Common Depositary for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Company or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

If the provisions set forth in Exhibit A hereto are applicable to the Securities of any Tranche pursuant to Section 2.02, any transfer or exchange of such Securities shall be subject to the restrictions and limitations set forth in Exhibit A hereto.

Section 2.07. Destroyed, Lost or Stolen Securities.  In case any temporary or definitive Security or any Coupon appertaining to any Security shall become mutilated or be destroyed, lost or stolen, the Company in the case of a mutilated Security or Coupon shall, and in the case of a lost, stolen, or destroyed Security or Coupon may in its discretion, execute and, upon the written request or authorization of any officer of the Company, the Trustee shall authenticate and deliver a new Security of the same Tranche or Coupon, as the case may be, bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated Security or Coupon, or in lieu of and in substitution for the Security or Coupon so destroyed, lost or stolen with (in the case of mutilated, lost, stolen or destroyed Securities) Coupons corresponding to the Coupons appertaining to such Securities. In every case the applicant for a substituted Security or Coupon shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

Upon the issuance of any substituted Security or Coupon, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Security or Coupon which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substituted Security or Coupon, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security or Coupon) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee of the destruction, loss or theft of such Security or Coupon and the ownership thereof.

Every substituted Security or Coupon issued pursuant to the provisions of this Section 2.07 by virtue of the fact that any Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or Coupon shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities or Coupons of the same Tranche duly issued hereunder. All Securities and Coupons shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and Coupons and shall preclude (to the extent lawful) any and all other rights or remedies with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 2.08. Temporary Securities.  Pending the preparation of definitive Securities of any Tranche, the Company may execute and the Trustee shall authenticate and deliver temporary Securities (printed, lithographed or typewritten). Temporary Securities shall be issuable in any authorized denomination and substantially in the form of the definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities in lieu of which they are issued. Without unreasonable delay, the Company will execute and deliver to the Trustee definitive Securities of such Tranche and thereupon any or all temporary Securities of such Tranche may be surrendered in exchange therefor, at the option of the holders thereof, either at the office or agency to be designated and maintained by the Company for such purpose in the Borough of Manhattan, The City of New York in accordance with the provisions of Section 4.04 or at any of such other offices or agencies as may be designated and maintained by the Company for such purpose in accordance with the provisions of Section 4.04, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of the same Tranche and, in the case of Unregistered Securities, having attached thereto any appropriate Coupons. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Securities of any Tranche shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same Tranche authenticated and delivered hereunder, unless otherwise established pursuant to Section 2.02. The provisions of this Section 2.08 are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities that may be established pursuant to Sections 2.01 or 2.02 (including any provision that such Unregistered Securities initially be issued in the form of a single global Unregistered Security to be delivered to a depositary located outside the United States and the procedures pursuant to which definitive or global Unregistered Securities would be issued in exchange for such temporary global Unregistered Security).

Section 2.09. Cancellation of Securities Paid, etc.  All Securities and Coupons surrendered for the purpose of payment, redemption, repayment, exchange or registration of transfer or for credit against any sinking fund shall, if surrendered to the Company, any Security registrar, any paying agent or any other agent of the Company or of the Trustee, be delivered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee may destroy canceled Securities and Coupons and deliver a certificate of such destruction to the Company or, at the written request of the Company, shall deliver canceled Securities and Coupons to the Company. If the Company shall acquire any of the Securities or Coupons, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities or Coupons unless and until the same are delivered to the Trustee for cancellation.

Section 2.10. Computation of Interest.  Except as otherwise specified as contemplated by Section 2.02 for Securities of any Tranche, interest on the Securities of each Tranche shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 2.11. Reopening of Tranches.  All Securities included in any one Tranche need not be issued by the Company at the same time.  Unless otherwise provided, a Tranche may be reopened from time to time, without the consent of the holders of any Securities, for issuances of additional Securities in such Tranche with the same terms (including maturity and interest payment terms) as Securities of such Tranche issued on an earlier date, upon written order of the Company in accordance with Section 2.03 of this Indenture with respect to such additional Securities. Any additional Securities of a particular Tranche that are not fungible with the previously issued Securities of such Tranche for United States federal income tax purposes shall have a separate CUSIP number and/or ISIN or other unique identifier then customarily used by market participants to identify securities.

ARTICLE THREE
REDEMPTION OF SECURITIES

Section 3.01. Applicability of Article.  The provisions of this Article Three shall be applicable, as the case may be, (i) to the Securities of any Tranche that are subject to redemption at the option of the Company pursuant to Section 3.02, (ii) to the Securities of any Tranche that are specified as contemplated by Section 2.02 to be subject to redemption at the option of the Company (other than pursuant to Section 3.02) or repayment at the option of the holder before their maturity, and (iii) to the Securities of any Tranche that are specified as contemplated by Section 2.02 to be subject to any sinking fund for the retirement of any Securities.  The Securities of any Tranche shall not (i) be subject to repayment at the option of the holder before their maturity or incorporate a sinking fund for the retirement of such Securities unless otherwise specified in accordance with Section 2.02 and (ii) be subject to redemption at the option of the Company unless so specified in accordance with Section 2.02 or as specified in Section 3.02.

The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an “optional sinking fund payment.”

Section 3.02. Optional Redemption Due to Changes in Tax Treatment.  Unless otherwise specified as contemplated by Section 2.02 for the Securities of any Tranche, the Company may redeem, at its option, the Securities of any Tranche, as a whole but not in part, at any time prior to maturity, upon the giving of a notice of redemption in accordance with Section 3.03, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, together with accrued but unpaid interest, if any, in respect of such Securities to the date fixed for redemption (or, in the case of Original Issue Discount Securities, the accreted face amount thereof, together with accrued interest, if any), if, at any time, the Company shall determine that, as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the Taxing Jurisdiction affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, including any change effected by guidance in any form from an official source, which change or amendment becomes effective on or after the date such Tranche of Securities is originally issued, the Company or any Guarantor, as the case may be, has or shall become obligated to pay Additional Amounts with respect to the Securities of such Tranche as described in Section 4.02.

Section 3.03. Notice of Redemption; Selection of Securities.  In case the Company shall desire to exercise any right to redeem all, or, as the case may be, any part of, the Securities of any Tranche in accordance with Section 3.02 or otherwise in accordance with their terms, it shall fix a date for redemption.  Unless otherwise specified as contemplated by Section 2.02 for the Securities of any Tranche, notice of redemption to the holders of Registered Securities of any Tranche to be redeemed as a whole or in part at the option of the Company shall be given by mailing notice of such redemption by first-class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such holders at their last addresses as they shall appear upon the registry books of the Company and to the Trustee or in the case of Global Series Notes, in accordance with the procedures of the Depositary. Notices of redemption to be sent to the holders of Global Series Notes that are Registered Securities shall be sent only to the holders of those Global Series Notes to be redeemed. Notice of redemption to the holders of Unregistered Securities to be redeemed as a whole or in part who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act shall be given by mailing notice of such redemption, by first-class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption, to such holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Company, the Trustee shall make such information available to the Company for such purpose). Notice of redemption to all other holders of Unregistered Securities shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York and in an Authorized Newspaper in London and, in each case, once in each of three successive calendar weeks, the first publication to be not less than 30 nor more than 60 days prior to the date fixed for redemption. Any notice if given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give notice or any defect in the notice to the holder of any Security of a Tranche designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such Tranche.  Any notice of redemption given in the manner herein provided shall be irrevocable.

Each such notice of redemption shall specify the date fixed for redemption, the redemption price at which the Securities of such Tranche are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Securities issued with Coupons, of all Coupons appertaining thereto maturing after the date fixed for redemption, that any interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of a Tranche are to be redeemed, the notice of redemption shall specify the number or numbers of the Securities to be redeemed. In case any Security is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of the same Tranche in principal amount equal to the unredeemed portion thereof, together with any unmatured Coupons appertaining thereto, will be issued.

Prior to the giving of any notice of redemption of Securities of any Tranche pursuant to Section 3.02, the Company shall deliver to the Trustee (i) an Officer’s Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the Company’s right to so redeem have occurred, and (ii) an Opinion of Counsel satisfactory to the Trustee to such effect based on such statement of facts; provided that no such notice of redemption for any redemption pursuant to Section 3.02 shall be given earlier than 90 days prior to the earliest date on which the Company or any Guarantor, as the case may be, would be obligated to pay such Additional Amounts if a payment in respect of the Securities of such Tranche were then due.

Prior to the redemption date specified in the notice of redemption given as provided in this Section 3.03, the Company will deposit with the Trustee or with one or more paying agents (or if the Company is acting as its own paying agent, shall segregate and hold in trust as provided in Section 4.06) an amount of money sufficient to redeem on the redemption date all the Securities or portions thereof so called for redemption, together with accrued interest to the date fixed for redemption. If less than all the Securities of a Tranche are to be redeemed, the Company will give the Trustee notice not less than 20 days, in the case of Securities in registered definitive form, or 5 days, in the case of Registered Global Securities (or such shorter time as the Trustee shall agree) prior to the delivery of notice of redemption to the Securityholders as to the aggregate principal amount of Securities of such Tranche to be redeemed, and the Trustee shall select or cause to be selected, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities or portions thereof to be redeemed. Securities of a Tranche may be redeemed in part only in the minimum authorized denomination of that Tranche and in integral multiples of 1,000 units of the Specified Currency for such Tranche in excess thereof.

Section 3.04. Payment of Securities Called for Redemption.  If notice of redemption has been given as provided in Sections 3.03 or 3.06, the Securities or portions of Securities of the Tranche with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with any interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities or portions of such Securities, together with any interest accrued to said date) any interest on the Securities or portions of Securities of such Tranche so called for redemption shall cease to accrue, and the unmatured Coupons, if any, appertaining thereto shall be void. On presentation and surrender of such Securities at a place of payment in said notice specified, together with all Coupons, if any, appertaining thereto maturing after the date fixed for redemption, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with any interest accrued thereon to the date fixed for redemption;

provided, however, that payment of interest becoming due on or prior to the date fixed for redemption shall be payable in the case of Securities with Coupons attached thereto, to the holders of the Coupons for such interest upon surrender thereof, and in the case of Registered Securities, to the Holders of such Registered Securities registered as such on the relevant record date subject to the terms and provisions of Sections 2.02 and 2.04.

If any Security issued with Coupons is surrendered for redemption and is not accompanied by all appurtenant Coupons maturing after the date fixed for redemption and all matured Coupons, if any, then in default, the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Security or Securities of the same Tranche, of authorized denominations, together with all unmatured Coupons, if any, and all matured Coupons, if any, then in default appertaining thereto, in aggregate principal amount equal to the unredeemed portion of the Security so presented.

Section 3.05. Satisfaction of Mandatory Sinking Fund Payments with Securities.  In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities in cash, the Company may at its option (a) deliver to the Trustee Securities, together with all unmatured Coupons, if any, appertaining thereto, of the same Tranche theretofore purchased or otherwise acquired by the Company or (b) receive credit for the principal amount of Securities of the same Tranche which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities; provided that such Securities have not previously been so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

Section 3.06. Redemption of Securities for Sinking Fund.  Not less than 60 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee a certificate signed by (i) a director on the Board of Directors and (ii) the Secretary or Assistant Secretary of the Company specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms thereof, the portion thereof, if any, which is to be satisfied by payment of cash (which cash may be deposited with the Trustee or with one or more paying agents, or if the Company is acting as its own paying agent, segregated and held in trust as provided in Section 4.06) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of the same Tranche pursuant to Section 3.05 (which Securities, if not theretofore delivered, will accompany such certificate) and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such Securities. Such certificate shall also state that no Event of Default has occurred and is continuing with respect to such Securities.

Such certificate shall be irrevocable and, upon its delivery, the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate (or to deliver the Securities specified in this paragraph), the sinking fund payment due on the next succeeding sinking fund payment date for such Securities shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in Section 3.05 and without the right to make any optional sinking fund payment, if any, with respect to such Securities.

Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash which, in the aggregate, shall equal or exceed 100,000 units of the Specified Currency with respect to the particular Tranche or such other minimum amount specified as contemplated by Section 2.02 for any Tranche of Securities (or a lesser sum if the Company shall so request or determine) with respect to any Securities shall be applied by the Trustee (or by the Company if the Company is acting as its own paying agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the next sinking fund payment date following the date of such payment) to the redemption of such Securities at the redemption price specified in such Securities for operation of the sinking fund together with accrued interest, if any, to the date fixed for redemption. Any sinking fund moneys not so applied or allocated by the Trustee (or by the Company if the Company is acting as its own paying agent) to the redemption of Securities shall be added to the next cash sinking fund payment received by the Trustee (or if the Company is acting as its own paying agent, segregated and held in trust as provided in Section 4.06) for such Securities and, together with such payment (or such amount so segregated), shall be applied in accordance with the provisions of this Section 3.06. Any and all sinking fund moneys with respect to any Securities held by the Trustee (or if the Company is acting as its own paying agent, segregated and held in trust as provided in Section 4.06) on the last sinking fund payment date with respect to such Securities and not held for the payment or redemption of particular Securities of such Tranche shall be applied by the Trustee (or by the Company if the Company is acting as its own paying agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of that Tranche at maturity.

The Trustee shall select or cause to be selected the Securities to be redeemed upon such sinking fund payment date in the manner specified in the last paragraph of Section 3.03 and the Company shall cause notice of the redemption thereof to be given in the manner provided in Section 3.03 except that the notice of redemption shall also state that the Securities are being redeemed by operation of the sinking fund. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 3.04.

On or before each sinking fund payment date, the Company shall pay to the Trustee in cash (or if the Company is acting as its own paying agent, shall segregate and hold in trust as provided in Section 4.06) a sum equal to any interest accrued to the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 3.06.

Neither the Trustee nor the Company shall redeem any Securities with sinking fund moneys or give any notice of redemption of such Securities by operation of the sinking fund for such Tranche during the continuance of a default in payment of interest, if any, on such Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to such Securities, except that if the notice of redemption of any such Securities shall theretofore have been given in accordance with the provisions hereof, the Trustee (or the Company if the Company is acting as its own paying agent) shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article Three. Except as aforesaid, any moneys in the sinking fund for such Securities at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of such Securities; provided, however, that in case such default or Event of Default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date for such Securities to which such moneys may be applied pursuant to the provisions of this Section 3.06.

Section 3.07. Repayment at the Option of the Holder.  Any Tranche of Securities may be made, by provision contained in or established pursuant to a supplemental indenture or a resolution of the Board of Directors pursuant to Section 2.02, subject to repayment, in whole or in part, at the option of the holder on a date or dates specified prior to maturity, at the price or prices specified as contemplated by Section 2.02 for the Securities of such Tranche; provided, however, that the holder of a Security may only elect partial repayment in an amount that will result in the portion of such Security that will remain Outstanding after such repayment constituting an authorized denomination, or combination thereof, of such Securities. In case any Security is repaid in part only, a new Security or Securities of the same Tranche in principal amount equal to the portion thereof not repaid, together with any unmatured Coupons appertaining thereto, will be issued.

ARTICLE FOUR
PARTICULAR COVENANTS OF THE COMPANY

Section 4.01. Payment of Principal, Premium and Interest.  The Company covenants and agrees for the benefit of all holders of Securities issued hereunder that it will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest, if any, on all such Securities (for all purposes herein, references to interest shall include any additional amounts payable pursuant to the terms of such Securities) at the places, at the respective times and in the manner provided in such Securities, in the Coupons, if any, appertaining thereto, and in this Indenture. The interest on Securities issued with Coupons (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature.

If any temporary Unregistered Security provides that interest thereon may be paid while such Security is in temporary form, the interest on any such temporary Unregistered Security (together with any additional amounts payable pursuant to the terms of such Security) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest, in each case subject to any restrictions that may be established pursuant to Section 2.02.

If a payment in respect of a Security is required to be made in a Specified Currency other than Dollars and such currency is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control, or such currency is no longer used by the applicable government or for the settlement of transactions by public institutions of, or within, the international banking community, then all payments in respect of such Security shall be made in Dollars, applying the exchange rate as specified for the Securities of any Tranche pursuant to a supplemental indenture or a resolution of the Board of Directors pursuant to Section 2.02, until such currency is again available to the Company or so used. Any payment in respect of such Security so made in Dollars will not constitute an Event of Default as contemplated in Section 7.01. If specified for the Securities of any Tranche pursuant to a supplemental indenture or a resolution of the Board of Directors pursuant to Section 2.02, in the event that the Company cannot make payment in a Specified Currency solely because such currency has been replaced by the euro, then, beginning with the date that such replacement becomes effective, the Company shall satisfy its obligations under such Securities by making payment in euro applying the exchange rate as specified for the Securities of such Tranche pursuant to a supplemental indenture or a resolution of the Board of Directors pursuant to Section 2.02.

Section 4.02. Payment of Additional Amounts.  Unless otherwise specified as contemplated by Section 2.02 for the Securities of any Tranche, all payments of principal and interest by or on behalf of the Company or any Guarantor in respect of the Securities of any series or Tranche shall be made without withholding or deduction for, or on account of, any present or future tax, duty, assessment or governmental charge of whatever nature imposed or levied by or on behalf of the United States, Ireland, the United Kingdom or any jurisdiction in which the Company (or, if and for so long as any Guarantor is required to make payments under a Guarantee, such Guarantor), or any successor to the Company (or any Guarantor), is organized or tax resident, or any political subdivision or taxing authority thereof or therein (each, a “Taxing Jurisdiction”), unless the withholding or deduction of such tax, duty, assessment or charge is required by law or the application, administration or interpretation thereof.  In the event that such withholding or deduction is so required, the Company (or, if a Guarantor is required to make payments under a Guarantee, without duplication, such Guarantor) shall, subject to certain exceptions and limitations set forth below (and subject to the right of redemption referred to in Section 3.02), pay such additional amounts (the “Additional Amounts”) as may be necessary in order that every net payment of the principal of and interest, including original issue discount, on such Securities and any other amounts payable on such Securities to the holders thereof after such withholding or deduction will not be less than the amount provided for in such Securities to be then due and payable.  However, the Company or any Guarantor, as the case may be, shall not be required to make any payment of Additional Amounts to any holder of any such Security for or on account of:

(a) any such tax, duty, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such holder or the beneficial owner of such Security (or between a fiduciary, settlor, beneficiary, member or shareholder of such holder or beneficial owner, if such holder or beneficial owner is an estate, a trust, a partnership or a corporation) and the Taxing Jurisdiction, including, without limitation, such holder or beneficial owner (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation, where required, by the holder or beneficial owner of any such Security for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sales, transfer, excise, wealth, or personal property tax or any similar tax, duty, assessment or governmental charge;

(c) any tax, duty, assessment or other governmental charge imposed by reason of such holder’s or beneficial owner’s past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization;

(d) any tax, duty, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of any Security;

(e) any tax, duty, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the holder or beneficial owner of such Security, if such compliance is required by statute or by regulation of the Taxing Jurisdiction or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, duty, assessment or other governmental charge;

(f) any tax, duty, assessment or other governmental charge imposed or required pursuant to Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code;

(g) any tax, duty, assessment or other governmental charge imposed by reason of such holder’s or beneficial owner’s past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Company or of the Guarantors or as a direct or indirect affiliate of the Company or of the Guarantors;

(h) any tax, duty, assessment or other governmental charge required to be deducted or withheld by any paying agent from a payment on a Security upon presentation of such Security, where required, if such payment can be made without such deduction or withholding upon presentation of such Security, where required, to any other paying agent;

(i) any tax, duty, assessment or other governmental charge required to be imposed or withheld on a payment to an individual and such deduction or withholding is required to be made pursuant to any European Union Directive on the taxation of savings (including European Council Directive 2003/48/EC) or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(j) any combination of two or more of items (a), (b), (c), (d), (e), (f), (g), (h) and (i),

nor shall Additional Amounts be paid with respect to any payment on a Security to any holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the Taxing Jurisdiction to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary, a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of the Security.

Section 4.03. Limitations upon Liens.  (a) Following the assumption by any GECC Successor Guarantor, including GECIH, of the GECC Guarantee pursuant to Section 14.02, such GECC Successor Guarantor shall not, and shall not permit any of its Restricted Subsidiaries to, issue, incur, assume or guarantee any indebtedness for borrowed money (“Debt”) secured by any mortgage, security interest, pledge, lien or other similar encumbrance (collectively, a “Lien” or “Liens”) upon any of its property or assets (including Capital Stock), whether owned at the date hereof or hereafter acquired, without effectively securing the Securities equally and ratably with or prior to the Liens securing such Debt. The foregoing restrictions will not apply to the following:

(1) Liens existing on the date hereof or which are required to be provided in the future pursuant to the terms of any agreement or other obligation of any GECC Successor Guarantor or any of its Subsidiaries existing on the date hereof;

(2) Liens on property or assets at the time of the acquisition thereof, whether or not assumed, or Liens on any property or assets acquired, constructed, developed or improved by any GECC Successor Guarantor or any of its Subsidiaries to secure or provide for the payment or the financing of all or any part of the acquisition cost of such property or assets or the cost of such construction, improvement or development;

(3) Liens on the property or assets of, or securing the Debt of, a Person existing at the time such Person becomes a Subsidiary of any GECC Successor Guarantor;

(4) Liens on the property or assets of, or securing the Debt of, a Person existing at the time such Person is consolidated or merged with, or at the time all or substantially all of the assets of such Person are acquired by, any GECC Successor Guarantor or any of its Subsidiaries;

(5) Liens to secure Debt of any GECC Successor Guarantor to its Subsidiaries or of any Subsidiary of any GECC Successor Guarantor to any GECC Successor Guarantor or to any other Subsidiary of any GECC Successor Guarantor;

(6) Liens in favor of the United States or any State thereof or territory or possession thereof or any other country, or any department, agency or instrumentality or political subdivision of the United States or any State thereof or territory or possession thereof or of any other country, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any debt incurred for the purpose of financing all or any part of the purchase price or the cost of constructing, improving or developing any property or assets subject to such Liens;

(7) (A) Liens granted to secure Debt (including other obligations related thereto) in whole or in part advanced, guaranteed, insured or otherwise supported by the United States or any State thereof or territory or possession thereof, or any other country, or any department, agency or instrumentality or political subdivision of the United States or any State thereof or territory or possession thereof, or any other country, or any export-import bank, export credit agency, development bank or agency or other similar agency or (B) Liens in favor of any Person who insures, assumes or secures credit risk or bad debt risk relating to any such Debt referenced in (7)(A) above in the ordinary course of business;

(8) Liens in favor of any central bank, governmental agency or deposit insurance fund created or arising in the ordinary course of business;

(9) Liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings;

(10) Liens on any receivables or payables (retail or wholesale) or related rights pursuant to any transaction which is or is structured as a purchase or sale of such receivables or payables (retail or wholesale) and is otherwise permitted under this Indenture, or is or is structured as participations or sub-participations in respect of such sale or purchase, including Uniform Commercial Code financing statements or other Lien filings with respect thereto;

(11) Liens on property or assets that secure Debt in respect of which the creditor has no recourse against any GECC Successor Guarantor or any of its Subsidiaries except recourse to such property or assets or the proceeds of any sale, lease or sublease of such property or assets, or both;

(12) Liens to secure obligations under derivatives and foreign exchange transactions (or any similar transaction) of any GECC Successor Guarantor or any of its Subsidiaries, including, but not limited to, Liens granted to intermediaries clearing such transactions or holding collateral on behalf of any GECC Successor Guarantor or any of its Subsidiaries;

(13) Liens in connection with any sale, transfer, participation, pledge or other disposition of any receivables, loans, leases, other payment rights (whether secured or unsecured) or other financial assets of any GECC Successor Guarantor or any of its Subsidiaries and any assets related to the foregoing (including any equipment or other assets subject to any lease), and in each case with all ancillary rights, supporting obligations and rights under any related credit support or hedging arrangements), in connection with any asset based financing or asset sale transaction or series of related transactions (including, without limitation, future flow financings, factorings, participations, asset backed securitizations, covered bonds, asset based lending and similar financing structures) that may be entered into by any GECC Successor Guarantor or any of its Subsidiaries in the ordinary course of business;

(14) Liens securing obligations under any repurchase or securities lending agreement or transaction or other similar short-term financings under 365 days entered into by any GECC Successor Guarantor or any of its Subsidiaries, including, but not limited to, any Liens granted to intermediaries providing clearing, custody or similar services;

(15) Liens on Capital Stock of any investment, private equity or similar fund and Liens of any such funds in which any GECC Successor Guarantor or any of its Subsidiaries has any investment to secure any Debt or other obligations of such fund or any of its Subsidiaries that is non-recourse to such GECC Successor Guarantor and its Subsidiaries;

(16) Liens in favor of any lender, deposit-taker or holder of commercial paper or any of their Affiliates which constitute a banker’s lien or right of offset on moneys of any GECC Successor Guarantor or any of its Subsidiaries deposited with such lender, deposit-taker or holder or any of their Affiliates in the ordinary course of business;

(17) Liens created by or resulting from any action, litigation or other proceeding that is being contested in good faith by appropriate proceedings, including Liens arising out of judgments or awards against any GECC Successor Guarantor or any of its Subsidiaries with respect to which any GECC Successor Guarantor or such Subsidiary in good faith is prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired, or final non-appealable judgment Liens which are satisfied within 30 days of the date of judgment, or Liens incurred by any GECC Successor Guarantor or any of its Subsidiaries for the purpose of obtaining a stay or discharge in the course of any action, litigation or other proceeding to which such GECC Successor Guarantor or Subsidiary is a party;

(18) Liens or deposits under workers’ compensation or similar legislation, or in connection with bids, tenders, contracts (other than for the payment of money), undertakings or leases to which any GECC Successor Guarantor or any of its Subsidiaries is a party, or to secure the public or statutory obligations of any GECC Successor Guarantor or any of its Subsidiaries, or in connection with obtaining or maintaining self-insurance or other insurance, or obtaining the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matter, for any purpose at any time required by law or regulation in order to transact business or exercise any privilege or license, or to secure surety, performance, appeal or customs bonds to which any GECC Successor Guarantor or any of its Subsidiaries is a party, or in litigation or other proceedings in connection with the matters heretofore referred to in this clause, such as interpleader proceedings, and other similar Liens or deposits made or incurred in the ordinary course of business;

(19) Liens in respect of obligations and transactions similar to those permitted by the foregoing clauses (2) to (18) or incurred in the ordinary course of the operating activities of any GECC Successor Guarantor or its Subsidiaries;

(20) Liens not permitted by the foregoing clauses (1) to (19), inclusive, and clause (21) below, if at the time of, and after giving effect to, the creation or assumption of any such Lien, the aggregate amount (without duplication) of all outstanding Debt of any GECC Successor Guarantor and its Subsidiaries secured by all such Liens under this clause (20) does not exceed 20% of Consolidated Net Tangible Assets; and

(21) any extension, renewal, substitution or replacement (or successive extensions, renewals, substitutions or replacements), in whole or in part, of any Lien referred to in the foregoing clauses (1) to (20), inclusive; provided, however, that (A) the principal amount of Debt secured thereby unless otherwise excepted under clauses (1) to (20), inclusive, shall not exceed the principal amount of Debt (plus the unused amounts, if any, then available under any secured revolving credit or similar commitments) so secured immediately prior to such extension, renewal, substitution or replacement, except if the value of the property has increased, the principal amount of the Debt so secured may exceed the principal amount of the Debt so secured immediately prior to such extension, renewal, substitution or replacement so long as the loan-to-value ratio of the refinanced Debt does not exceed the loan-to-value ratio of the Debt relating to the original Lien, and (B) any extension, renewal, substitution or replacement shall be limited to all or a part of the property or assets (or any replacements or substitutions therefor) that secured the Lien so extended, renewed, substituted or replaced prior to such extension, renewal, substitution or replacement (plus improvements and construction on real property).

(b)           This Section 4.03 shall automatically be terminated if, at any time following the date hereof, (1) the unsecured debt of GECIH (if it is then a GECC Successor Guarantor) or any other GECC Successor Guarantor (A) has a Specified Rating, (B) GECIH or such other GECC Successor Guarantor is a Wholly-Owned Subsidiary of GE and (C) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel to the effect that the conditions of this Section 4.03(b)(1) have been satisfied, or (2) GE or a Wholly-Owned Subsidiary of GE whose unsecured debt has a Specified Rating (A) expressly assumes all of the obligations of GECIH (if it is then a GECC Successor Guarantor) or such other GECC Successor Guarantor under its Guarantee, by supplemental indenture reasonably satisfactory to the Trustee, executed and delivered to the Trustee by GE or such Subsidiary, as the case may be, and (B) the Company has delivered to the Trustee (i) an Officer’s Certificate to the effect that the conditions of this Section 4.03(b) have been satisfied, and (ii) one or more Opinions of Counsel to the effect that such supplemental indenture complies with the requirements of this Section 4.03(b)(2), and has been duly authorized, executed and delivered by GE or such Subsidiary, as the case may be, and constitutes a valid and binding obligation of GE or such Subsidiary, as the case may be, enforceable against GE or such Subsidiary, as the case may be, in accordance with its terms (subject to customary limitations, exceptions, assumptions and qualifications).

Section 4.04. Offices for Notices and Payments, etc.  As long as any Registered Securities remain Outstanding hereunder, the Company will designate and maintain in each of the Borough of Manhattan, The City of New York and a Member State of the European Union, an office or agency where such Registered Securities may be presented for payment, and will also maintain in the Borough of Manhattan, The City of New York an office or agency where such Securities may be presented for registration of transfer and for exchange as in this Indenture provided.

The Company and the Guarantors shall ensure that to the extent practicable an office or agency where such Registered Securities may be presented for payment is maintained in a Member State of the European Union that will not be obliged to withhold or deduct tax from payment in respect of the Securities pursuant to European Council

Directive 2003/48/EC (the “EU Savings Directive”) or any law implementing or complying with, or introduced in order to conform to, the EU Savings Directive. So long as there shall be any such office or agency, the Company shall keep the Trustee advised of the names and locations of such offices or agencies.

If any Unregistered Securities are issued hereunder, the Company will maintain one or more offices or agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which any of the Securities are listed) where any Unregistered Securities issued hereunder and Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or Coupon will be made upon presentation of such Unregistered Security or Coupon at an agency of the Company within the United States nor will any payment be made by transfer to an account in, or by check mailed to an address in, the United States unless pursuant to applicable United States laws and regulations then in effect such payment can be made without adverse consequences to the Company. Notwithstanding the foregoing, payments in Dollars on Unregistered Securities and Coupons appertaining thereto may be made at an agency of the Company maintained in the Borough of Manhattan, The City of New York if such payment in Dollars at each agency maintained by the Company outside the United States for payment on such Unregistered Securities is illegal or effectively precluded by exchange controls or other similar restrictions.

Unless otherwise specified for a Tranche of Securities pursuant to a supplemental indenture or a resolution of the Board of Directors pursuant to Section 2.02, interest on Registered Securities may at the option of the Company be paid by check mailed to the Persons entitled thereto at their respective addresses as such appear on the registry books of the Company, or, at the option of any holder of $5,000,000 or more aggregate principal amount of Registered Securities of any Tranche and subject to applicable laws and regulations (or the equivalent thereof in a Specified Currency), be made by transfer to an account denominated in the currency in which such payment is to be made, maintained by such holder, if appropriate wire transfer instructions have been received by the Company or its agent not less than ten days prior to the applicable interest payment date. Notwithstanding the foregoing, Registered Global Securities may be paid in accordance with the rules and procedures of the Depositary or Common Depositary, as the case may be, in effect from time to time.

Interest on Unregistered Securities and the Coupons appertaining thereto shall be made upon presentation of such Securities or Coupons, subject to applicable laws and regulations, at the designated offices of such paying agents outside of the United States as the Company may designate from time to time. Payments on Unregistered Securities or the Coupons appertaining thereto will, upon presentation of such Securities or Coupons, at the holder’s option and subject to applicable laws and regulations, be made by check or by wire transfer to an account denominated in the currency in which such payment is to be made, maintained by such holder with a bank outside the United States, if appropriate wire transfer instructions have been received by the Company or its agent not less than ten days prior to the applicable interest payment date.

The Company may from time to time designate one or more additional offices or agencies where Securities and any Coupons appertaining thereto may be presented for payment, where Securities may be presented for exchange as provided in this Indenture and pursuant to Section 2.02 and where Registered Securities may be presented for registration of transfer as in this Indenture provided, and the Company may from time to time rescind any such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain the offices or agencies provided for in this Section 4.04. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

The Company will maintain in each of the United States and a Member State of the European Union an office or agency where notices and demands to or upon the Company in respect of any Securities issued hereunder, the Coupons appertaining thereto or this Indenture may be served.  The Company may from time to time designate one or more additional offices or agencies where notices and demands to or upon the Company in respect of any Securities issued hereunder, the Coupons appertaining thereto or this Indenture may be served, and the Company may from time to time rescind any such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain the offices or agencies provided for in this Section 4.04. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

The Company will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. In case the Company shall fail to maintain any such office or agency in the Borough of Manhattan, The City of New York or in a Member State of the European Union that is required by this Section 4.04 to be maintained therein or shall fail to give such notice of the location or of any change in the location of any such office or agency, presentations and demands may be made and notices may be served at the principal office of the Trustee in The City of New York and the principal office of the Trustee in the European Union, respectively.

The Company hereby initially appoints The Bank of New York Mellon and The Bank of New York Mellon, London Branch as Paying Agents with respect to the Notes, at the offices set forth in clauses (a) and (b) below, respectively, and designates (a) the office of the Trustee located at 101 Barclay Street, Floor 7-East, New York, NY 10286 as the office or agency of the Company in the Borough of Manhattan, The City of New York where Registered Securities may be presented for payment and for registration of transfer and for exchange as in this Indenture provided, (b) the office of the Trustee located at One Canada Square, London E14 5AL, United Kingdom as an office or agency of the Company in a Member State of the European Union where Registered Securities may be presented for payment, (c) the office of the Company located at 3320 Aviation House, Westpark, Shannon, Co. Clare, Ireland as the office or agency of the Company as the repository pursuant to Section 2.06 for the master list of the names and addresses of the holders of Securities and the office where notices and demands to or upon the Company in respect of the Securities, the Coupons or this Indenture may be served, and

(d) GE Capital Treasury Service (US) LLC, 201 High Ridge Road, Stamford CT 06905 as the office or agency of the Company where notices and demands to or upon the Company in respect of the Securities, the Coupons or this Indenture may be served.

Section 4.05. Appointments to Fill Vacancies in Trustee’s Office.  The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a successor Trustee, so that there shall at all times be a Trustee with respect to all Securities issued hereunder.

Section 4.06. Provision as to Paying Agent.  (a) If the Company shall appoint a paying agent other than the Trustee with respect to the Securities of any Tranche, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.06:

(1) that it will hold all sums held by it as such agent for the payment of the principal of, premium, if any, or interest, if any, on such Securities (whether such sums have been paid to it by the Company or by any other obligor on such Securities) in trust for the benefit of the holders of such Securities, or the Coupons appertaining thereto, if any;

(2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on such Securities) to make any payment of the principal of, premium, if any, or interest, if any, on such Securities when the same shall be due and payable; and

(3) that at any time during the continuance of any failure by the Company (or by any other obligor on such Securities) specified in the preceding paragraph (2), such paying agent will, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by it.

(b) If the Company shall act as its own paying agent with respect to the Securities of any Tranche, it will, on or before each due date of the principal of, premium, if any, or interest, if any, on such Securities, set aside, segregate and hold in trust for the benefit of the holders of such Securities or the Coupons appertaining thereto, if any, a sum sufficient to pay such principal, premium, if any, or interest, if any, so becoming due and will promptly notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor on such Securities) to make any payment of the principal of, premium, if any, or interest, if any, on such Securities when the same shall become due and payable.

(c) Anything in this Section 4.06 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it, or any paying agent hereunder, as required by this Section 4.06, such sums to be held by the Trustee upon the trusts herein contained.

(d) Anything in this Section 4.06 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.06 is subject to Sections 13.03 and 13.04.

(e) Whenever the Company shall have one or more paying agents with respect to the Securities of any Tranche, it will, prior to each due date of the principal of, premium, if any, or interest, if any, on the Securities of such Tranche, deposit with a designated paying agent a sum sufficient to pay the principal, premium, if any, and interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, if any, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

Section 4.07. Statement as to Compliance.  The Company will furnish to the Trustee on or before June 1 in each year (beginning with first June 1 which is not less than 60 days following the first date of issuance of any Tranche of Securities under this Indenture) a brief certificate (which need not comply with Section 16.08) from the principal executive, financial or accounting officer as required by Section 314(a)(4) of the Trust Indenture Act.

ARTICLE FIVE
AGREEMENT WITH RESPECT TO EXERCISE OF BAIL-IN POWER

Section 5.01. Acknowledgements and Consents.

(a) Notwithstanding any other terms of the Securities or any other agreements, arrangements or understandings between the Company, any Guarantor and any Securityholder, by its acquisition of any Securities of any Tranche, each Securityholder (including each holder of a beneficial interest in such Securities) acknowledges and agrees to be bound by (any of the events in clauses (1) and (2) below, a “Bail-In Event”):

(1) the effect of any exercise of any Bail-In Power by the Relevant EEA Resolution Authority that may include and result in any of the following, or some combination thereof:

(A) the reduction of all, or a portion, of the Amounts Due;

(B) the conversion of all, or a portion, of the Amounts Due into shares, other securities or other obligations of the Company, any Non-Exempt Guarantor or any other Person, or the transfer of shares, other securities or other obligations of the Company, any Non-Exempt Guarantor or any other Person, or the transfer of shares, other securities or other obligations of the Company, any Non-Exempt Guarantor or any other Person (and the issue to or conferral on the Securityholder of such shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of the Securities or any Non-Exempt Guarantee, as the case may be;

(C) the cancellation of any Securities or any Non-Exempt Guarantee; or

(D) the amendment or alteration of the maturity of the Securities or amendment of the amount of interest payable on the Securities, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and

(2) the variation of the terms of the Securities or any Non-Exempt Guarantee if necessary to give effect to the exercise of any Bail-In Power by the Relevant EEA Resolution Authority.

(b) By its acquisition of any Securities of any Tranche, each Securityholder (including each holder of a beneficial interest in such Securities):

(1) acknowledges and agrees that neither the occurrence of any Bail-In Event nor any other exercise of any Bail-In Power by the Relevant EEA Resolution Authority with respect to the Securities, the Company or any Non-Exempt Guarantor will give rise to a default or Event of Default for purposes of Sections 315(b) and 315(c) of the Trust Indenture Act;

(2) to the extent permitted by the Trust Indenture Act, waives any and all claims, in law or in equity, against the Trustee and any Paying Agent for, agrees not to initiate a suit against the Trustee and any Paying Agent in respect of, and agrees that the Trustee and any Paying Agent shall not be liable for, any action that the Trustee or any Paying Agent takes, or abstains from taking, in either case in accordance with the exercise of the Bail-In Power by the Relevant EEA Resolution Authority with respect to the Securities or any Non-Exempt Guarantees;

(3) acknowledges and agrees that, upon the exercise of any Bail-In Power by the Relevant EEA Resolution Authority (A) the Trustee will not be required to take any further directions from the Securityholders with respect to any portion of the Securities or any Non-Exempt Guarantees that are written-down, converted to equity, or cancelled under this Article Five, and (B) this Indenture will not impose any duties upon the Trustee whatsoever with respect to the exercise of any Bail-In Power by the Relevant EEA Resolution Authority; provided, however, that notwithstanding the exercise of the Bail-In Power by the Relevant EEA Resolution Authority, so long as any Securities remain Outstanding or any obligations under any Guarantees remain outstanding, there will at all times be a Trustee in accordance with this Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor trustee will continue to be governed by this Indenture, including to the extent no additional supplemental indenture or amendment is agreed upon in the event the

Securities remain Outstanding or any obligations under any Guarantees remain outstanding following the completion of the exercise of the Bail-In Power by the Relevant EEA Resolution Authority;

(4) who acquires such Securities (or who acquires a beneficial interest in such Securities) other than upon the initial issuance thereof shall be deemed to recognize, acknowledge and agree to be bound by and consent to the same provisions specified in this Indenture to the same extent as the Securityholders and beneficial owners of the Securities that acquire such Securities upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Securities related to the Bail-In Power, and each and every consequence arising therefrom referred in this Section 5.01; and

(5) acknowledges and agrees that any limitation on the repayment or payment of Amounts Due by the Company or any Non-Exempt Guarantor in connection with any Bail-In Event or exercise of any Bail-In Power by the Relevant EEA Resolution Authority shall be deemed, with respect to any Security, to be a term of such Security originally and expressly set forth therein.

(c) By its acquisition of any Securities of any Tranche, each Securityholder (including each holder of a beneficial interest in such Securities) shall be deemed to have (i) consented to the exercise of any Bail-In Power as it may be imposed without any prior notice by the Relevant EEA Resolution Authority of its decision to exercise such Bail-In Power with respect to the Securities of such Tranche and any Non-Exempt Guarantees thereof, and (ii) authorized, directed and requested the Depositary or the Common Depositary, as the case may be, any other relevant clearing system and any direct participant in the Depositary or Common Depositary, as the case may be, or any other relevant clearing system or other intermediary through which it holds such Securities, to take any and all necessary action, if required, to implement the exercise of any Bail-In Power with respect to the Securities of such Tranche and any Non-Exempt Guarantees thereof as it may be imposed, without any further action or direction on the part of such Securityholder or beneficial owner.

Section 5.02. No Repayment or Payment of Amounts Due.  No repayment or payment of Amounts Due shall become due and payable or be paid after the exercise of any Bail-In Power by the Relevant EEA Resolution Authority if and to the extent such amounts have been cancelled, written down, modified, suspended for a temporary period or converted as a result of such exercise.

Section 5.03. Notice of Exercise of Bail-In Power.  Upon the occurrence of any Bail-In Event or exercise of any Bail-In Power by the Relevant EEA Resolution Authority with respect to the Securities of any Tranche, or any Non-Exempt Guarantees thereof, the Company shall provide a written notice to the Securityholders through the applicable Depositary, Common Depositary or any other relevant clearing system as soon as practicable regarding such Bail-In Event or exercise of any Bail-In Power, as the case may be, with a copy of such notice to the Trustee for information purposes.

ARTICLE SIX
SECURITYHOLDER LISTS AND REPORTS BY
THE COMPANY AND THE TRUSTEE

Section 6.01. Securityholder Lists.  If and so long as the Trustee shall not be the Security registrar for any Tranche of Registered Securities, the Company will furnish or cause to be furnished to the Trustee with respect to each Tranche of Registered Securities issued hereunder a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Registered Securities of such Tranche pursuant to Section 312 of the Trust Indenture Act (a) semiannually not more than 15 days after each record date for the payment of interest in respect of the Registered Securities of such Tranche, as of such record date, and on dates to be determined pursuant to Section 2.02 for each Tranche of non-interest bearing Registered Securities in each year and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, as of a date not more than 15 days prior to the time such information is furnished.

Section 6.02. Reports by the Company.  The Company and each Guarantor covenant to file with the Trustee, within 15 days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports that the Company may be required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Exchange Act or pursuant to Section 314 of the Trust Indenture Act.

Section 6.03. Reports by the Trustee.  Any Trustee’s report required under Section 313(a) of the Trust Indenture Act shall be transmitted on or before May 15 in each year beginning May 15, 2016, as provided in Section 313(c) of the Trust Indenture Act, so long as any Securities are Outstanding hereunder, and shall be dated as of a date convenient to the Trustee no more than 60 days prior thereto.

Section 6.04. Certain Tax Information.  The Company and each of the Guarantors hereby covenants with the Trustee that it will use its reasonable best efforts to provide the Trustee with information pertaining to a change in the terms of the Securities that is necessary to enable the Trustee to determine whether or not any withholding or deduction from or in respect of any payments made by the Company or the Guarantors or the Trustee pursuant to this Indenture may be required pursuant to Sections 1471 through 1474 of the Code or any regulations or agreements thereunder or official interpretations thereof.

ARTICLE SEVEN
REMEDIES OF THE TRUSTEE AND
SECURITYHOLDER ON EVENT OF DEFAULT

Section 7.01. Events of Default.  The term “Event of Default” whenever used herein with respect to Securities of any series means any one of the following events and such other events as may be established with respect to the Securities of such series as contemplated by Section 2.02, continued for the period of time, if any, and after the giving of notice, if any, designated in this Indenture or as may be established with respect to such Securities as contemplated by Section 2.02, as the case may be, unless it is either inapplicable or is specifically deleted or modified in respect of a series or Tranche of Securities, as the case may be, as contemplated by Section 2.02:

(a) default in the payment of any installment of interest upon any Security of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days;

(b) default in the payment of the principal of, or premium, if any, on any Security of such series as and when the same shall become due and payable whether at maturity, upon redemption, by declaration, repayment or otherwise;

(c) default in the making or satisfaction of any sinking fund payment or analogous obligation as and when the same shall become due and payable by the terms of the Securities of such series;

(d) failure on the part of the Company or any Guarantor duly to observe or perform any other of the covenants or agreements on the part of the Company or any Guarantor, as the case may be, in respect of the Securities of such series contained in this Indenture (other than a covenant or agreement in respect of the Securities of such series a default in whose observance or performance is elsewhere in this Section 7.01 specifically dealt with) continued for a period of 60 days after the date on which written notice of such failure, requiring that the Company or such Guarantor, as the case may be, remedy the same, shall have been given to the Company by the Trustee by registered mail, or to the Company and to the Trustee by the holders of at least twenty-five percent in aggregate principal amount of the Securities of such series then Outstanding;

(e) an event of default with respect to any other series of Securities then Outstanding pursuant to this Indenture or as defined in any other indenture or instrument evidencing or under which the Company or any Guarantor has at the date of this Indenture or shall hereafter have outstanding any indebtedness for borrowed money shall happen and be continuing and such other series of Securities or such indebtedness, as the case may be, shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within ten days after written notice of such acceleration shall have been given to the Company by the Trustee or to the Company and the Trustee by the holders of at least twenty-five percent in aggregate principal amount of such Securities then Outstanding or within ten days after written notice of such acceleration shall have been given to the Company or such Guarantor, as the case may be, pursuant to the terms of such other indenture or instrument, as the case may be; provided, however, that if such event of default with respect to such other series of Securities or under such other indenture or instrument, as the case may be, shall be remedied or cured by the Company or any

Guarantor (including as a result of any redemption, repayment or discharge), or waived by the holders of such other series of Securities or of such other indebtedness, as the case may be, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Securityholders of such series; and provided further that, subject to the provisions of Sections 7.08 and 8.01, the Trustee shall not be charged with knowledge of any such event of default or any remedy, cure or waiver thereof or any such acceleration unless written notice thereof shall have been given to the Trustee by the Company or such Guarantor, as the case may be, by a holder or an agent of a holder of any Securities of such other series or of any such other indebtedness, as the case may be, or by the Trustee then acting under this Indenture with respect to such other series of Securities or under any other indenture or instrument, as the case may be, under which such event of default shall have occurred, or by the holders of at least twenty-five percent in aggregate principal amount of the Securities of such series then Outstanding;

(f) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging any Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of any Guarantor under the United States Federal Bankruptcy Code or any other similar applicable United States Federal or State law, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of any Guarantor or of all or substantially all of its property, or for the winding-up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 60 days;

(g) any Guarantor shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition, answer or consent seeking reorganization under the United States Federal Bankruptcy Code or any other similar applicable United States Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of it or of all or substantially all of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

(h) the Company shall be declared bankrupt, or a liquidator, a receiver, manager, receiver and manager, administrator, examiner or any other official with similar powers shall be appointed with respect to the Company or all or substantially all of the property of the Company, and, in all such cases, continues both undischarged and unstayed for a period of 90 days;

(i) any event occurs which, under the laws of any relevant jurisdiction, has a substantially similar effect to any of the events referred to in clauses (f) to (h) above with respect to the Company or any Guarantor, or

(j) any other Event of Default established pursuant to the applicable resolution of the Board of Directors or in the supplemental indenture under which such series or Tranche of Securities is issued, as the case may be, as contemplated by Section 2.02.

Notwithstanding anything to the contrary herein, neither the occurrence of any Bail-In Event nor any other exercise of any Bail-In Power by the Relevant EEA Resolution Authority with respect to the Securities, the Company or any Non-Exempt Guarantor will constitute a default or an Event of Default.

If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent in aggregate principal amount of the Securities of such series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Securityholders of such series), may declare the principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the certificates evidencing the Securities of such series) of all the Securities of such series and interest accrued therereon, if any, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in such Securities contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal amount (or, if such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the certificates evidencing the Securities of such series) of the Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all such Securities and the principal of, and premium, if any, on any and all such Securities which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal at the Overdue Rate applicable to such series, to the date of such payment or deposit) and all amounts payable to the Trustee pursuant to the provisions of Section 8.06, and any and all defaults under this Indenture with respect to such series of Securities, other than the nonpayment of principal of and accrued interest on such Securities which shall have become due solely by acceleration, shall have been remedied or cured or waived or provision shall have been made therefor to the satisfaction of the Trustee—then and in every such case the holders of a majority in aggregate principal amount of the Securities of such series then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to such series and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, any Guarantors and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, any Guarantors and the Trustee shall continue as though no such proceedings had been taken.

Section 7.02. Payment of Securities on Default; Suit Therefor.  The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any Security as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, (b) in case default shall be made in the payment of the principal of, or premium, if any, on any Security as and when the same shall become due and payable, whether at maturity of such Security or upon redemption or by declaration, repayment or otherwise, or (c) in case of default in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due by the terms of the Securities of any series—then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holder of any such Security (or holders of any series of Securities in the case of clause (c) above) the whole amount that then shall have become due and payable on any such Security (or Securities of any such series in the case of clause (c) above) for principal, premium, if any, and interest, if any, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest, if any, at the Overdue Rate applicable to any such Security (or Securities of any such series in the case of clause (c) above); and, in addition thereto, such further amount as shall be sufficient to cover costs and expenses of collection, and any further amounts payable to the Trustee pursuant to the provisions of Section 8.06.

In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or any other obligor on such Securities wherever situated the moneys adjudged or decreed to be payable.

In case there shall be pending judicial proceedings for bankruptcy, receivership, insolvency, liquidation, reorganization, arrangement, adjustment, composition, winding-up or other judicial proceeding relative to the Company, any Guarantor or any other obligor upon the Securities of any series under the Federal Bankruptcy Code or any other similar applicable United States federal or state law, or the laws of any other relevant jurisdiction which have a substantially similar effect, or in case a receiver or trustee (or other similar official) shall have been appointed for the property of the Company, any Guarantor or such other obligor, or in the case of any other similar judicial proceedings relative to the Company, any Guarantor or other obligor on any Securities, or to the creditors or property of the Company, any Guarantor or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal amount as may be due and payable with respect to such Securities pursuant to a declaration in accordance with Section 7.01), premium, if any, and interest, if any, owing and unpaid in respect of any Securities and, in the case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Securityholders allowed in such judicial proceedings relative to the Company, any Guarantor or any other obligor on any Securities, its or their creditors, or its or their property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of costs and expenses of collection, and any further amounts payable to the Trustee pursuant to the provisions of Section 8.06 and incurred by it up to the date of such distribution; and any receiver, assignee or trustee (or other similar official) in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee costs and expenses of collection and any further amounts payable to the Trustee pursuant to the provisions of Section 8.06 and incurred by it up to the date of such distribution.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting any of the Securities or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

All rights of action and of asserting claims under this Indenture, or under any Securities or Coupons appertaining to such Securities, may be enforced by the Trustee without the possession of such Securities or Coupons or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities or Coupons appertaining to such Securities in respect of which such action was taken. In any proceedings brought by the Trustee (and also any proceedings in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Indenture, to which the Trustee shall be a party), the Trustee shall be held to represent all the holders of the Securities or Coupons appertaining to such Securities to which such proceedings relate, and it shall not be necessary to make any holders of such Securities or Coupons appertaining to such Securities parties to any such proceedings.

Section 7.03. Application of Moneys Collected by Trustee.  Any moneys collected by the Trustee pursuant to this Article Seven shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities and Coupons appertaining to such Securities in respect of which moneys have been collected, and the notation thereon of the payment if only partially paid, and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee pursuant to the provisions of Section 8.06;

SECOND: In case the principal of the Outstanding Securities in respect of which such moneys have been collected shall not have become due (at maturity, upon redemption, by declaration, repayment or otherwise) and be unpaid, to the payment of interest, if any, on such Securities, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by Trustee) upon the overdue installments of interest at the Overdue Rate applicable to such Securities, such payments to be made ratably to the Persons entitled thereto;

THIRD: In case the principal of the Outstanding Securities in respect of which such moneys have been collected shall have become due (at maturity, upon redemption, by declaration, repayment or otherwise), to the payment of the whole amount then owing and unpaid upon such Securities for principal, premium, if any, and interest, if any, with interest on the overdue principal, premium, if any, and (to the extent that such interest has been collected by the Trustee) overdue installments of interest, if any, at the Overdue Rate applicable to such Securities; and in case such moneys shall be insufficient to pay in full the whole amounts so due and unpaid upon such Securities, then to the payment of such principal, premium, if any, and interest, if any, without preference or priority of principal and premium, if any, over interest, if any, or of interest, if any, over principal, and premium, if any, or of any installment of interest, if any, over any other installment of interest, if any, or of any such Security over any other such Security, ratably to the aggregate of such principal, premium, if any, and accrued and unpaid interest, if any; and

FOURTH: To the payment of the remainder, if any, to the Company, its successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

Section 7.04. Proceedings by Securityholders.  No holder of any Security or of any Coupon appertaining thereto shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding to the extent lawful in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee (or other similar official), or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default with respect to such series of Securities and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than twenty-five percent in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security or Coupon with every other taker and holder and the Trustee, that no one or more holders of Securities of such series or Coupons appertaining to such Securities shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities of such series or Coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such holder or to enforce any right under this Indenture, except in the matter herein provided and for the equal, ratable and common benefit of all holders of Securities of such series and Coupons appertaining to such Securities.

Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Security or Coupon to receive payment of the principal of, premium, if any, and interest, if any, on such Security or Coupon, on or after the respective due dates expressed in such Security or Coupon, or upon redemption, by declaration, repayment or otherwise, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder, and no provision of the Securities of any series or Coupons appertaining to such Securities or of this Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, if any, on such Securities and Coupons at the respective places, at the respective times, at the respective rates and in the coin or currency, therein and herein prescribed.

Section 7.05. Proceedings by Trustee.  In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 7.06. Remedies Cumulative and Continuing.  All powers and remedies given by this Article Seven to the Trustee or to the holders of the Securities of any series or Coupons appertaining to such Securities shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of such Securities or Coupons, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any such Securities or Coupons to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 7.04, every power and remedy given by this Article Seven or by law to the Trustee or to the holders of the Securities of any series or Coupons appertaining to such Securities may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the holders of such Securities or Coupons.

Section 7.07. Direction of Proceedings and Waiver of Defaults by Securityholders.  The holders of a majority in aggregate principal amount of the Securities of any series then Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that (subject to the provisions of Section 8.01) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action or proceeding so directed may not lawfully be taken or if a Responsible Officer of the Trustee in good faith shall determine that the action or proceeding so directed would involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of the Securities of any series, the holders of a majority in aggregate principal amount of such Securities then Outstanding may on behalf of the holders of all such Securities and all Coupons appertaining thereto waive any past default or Event of Default with respect to such Securities and all Coupons appertaining thereto and its consequences except a default in the payment of interest, if any, on, or the principal of or premium, if any, on any Security of such series or any Coupon appertaining thereto, or in the payment of any sinking fund installment or analogous obligation with respect to such Securities or Coupons, or in respect of a covenant or provision hereof which under Section 11.02 cannot be modified or amended without the consent of the holder of each Security or Coupon affected.  Upon any such waiver the Company, the Trustee and the holders of such Securities and Coupons shall be restored to their former position and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.07, said default or Event of Default shall for all purposes of the Securities of such series and all Coupons appertaining thereto and this Indenture be deemed to have been cured and to be not continuing.

Section 7.08. Notice of Defaults.  The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series known to a Responsible Officer of the Trustee (i) if any Unregistered Securities of that series are then Outstanding, to the holders thereof and of all Coupons appertaining thereto, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London and (ii) to all holders of Securities of such series and of all Coupons appertaining thereto in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, unless such defaults shall have been cured before the giving of such notice (the term “defaults” for the purpose of this Section 7.08 being hereby defined to be the events specified in Section 7.01 or established with respect to such Securities as contemplated by Section 2.02, not including the periods of grace, if any, provided for therein or established with respect to such Securities as contemplated by Section 2.02 and irrespective of the giving of the notices specified in clauses (d) and (e) of Section 7.01 or established with respect to such Securities as contemplated by Section 2.02); provided, however, that except in the case of default in the payment of the principal of, premium, if any, or interest, if any, on any of the Securities of such series or in the making of any sinking fund installment or analogous obligation with respect to such Securities, the Trustee shall be protected in withholding such notice if and so long as the Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the interest of the holders of such Securities and the Coupons appertaining thereto.

Section 7.09. Undertaking to Pay Costs.  All parties to this Indenture agree, and each holder of any Security or Coupon by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, omitted or suffered by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 7.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any holder of Securities or group of such holders, holding in the aggregate more than ten percent in principal amount of the Outstanding Securities of such series or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of, premium, if any, or interest, if any, on any Security on or after the due date expressed in such Security, on or after the date fixed for redemption or repayment or after such Security shall have become due by declaration.

ARTICLE EIGHT
CONCERNING THE TRUSTEE

Section 8.01. Duties and Responsibilities of Trustee.  With respect to the holders of any series of Securities issues hereunder, the Trustee, prior to the occurrence of any Event of Default with respect to the Securities of such series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to such series, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(a) prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing or waiving of all Events of Default with respect to such series which may have occurred:

(1) the duties and obligations of the Trustee with respect to the Securities shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

(b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

(c) the Trustee shall not be liable with respect to any action taken, omitted or suffered to be taken by it in good faith in accordance with the direction of the holders of Securities of any series pursuant to Section 7.07 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to such Securities.

None of the provisions of this Indenture shall be construed as requiring the Trustee to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

The provisions of this Section 8.01 are in furtherance of and subject to Section 315 of the Trust Indenture Act.

Section 8.02. Reliance on Documents, Opinions, etc.  In furtherance of and subject to the Trust Indenture Act, and subject to the provisions of Section 8.01:

(a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Company by one of its directors (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors of the Company may be evidenced to the Trustee by a copy thereof certified by the Secretary, an Assistant Secretary or an Attesting Secretary of the Company;

(c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(d) prior to the Trustee’s exercise of any of its rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, such Securityholder shall have offered reasonable security and indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein or thereby;

(e) the Trustee shall not be liable for any action taken, omitted or suffered by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

(f) the Trustee shall not be bound to make any inquiry or investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document unless requested in writing so to do by the holders of a majority in aggregate principal amount of the Securities of any series affected then Outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs and expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security conferred upon it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding; and the reasonable expenses of such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h) nothing shall require the Trustee to risk, advance or expend its own funds in performing its services hereunder;

(i) the Trustee may hold funds uninvested without liability for interest in the absence of a written agreement to the contrary;

(j) the Trustee shall not be deemed to have notice of a default or Event of Default unless a Responsible Officer has received written notice at the Corporate Trust Office referencing this Indenture and describing the default of Event of Default and the applicable provision hereunder;

(k) delivery of reports and information to the Trustee does not constitute actual or constructive knowledge of a default, Event of Default or otherwise;

(l) the rights, privileges, protections and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

(m) in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(n) in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services.

Section 8.03. No Responsibility for Recitals, etc.  The recitals contained herein and in the Securities shall be taken as the statements of the Company (except in the Trustee’s certificates of authentication), and the Trustee assumes no responsibility for the correctness of the same.  The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or Coupons, provided that the Trustee shall not be relieved of its duty to authenticate Securities only as authorized by this Indenture. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof.

Section 8.04. Ownership of Securities.  The Trustee and any agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the same rights it would have if it were not Trustee or such agent.

Section 8.05. Moneys to Be Held in Trust.  Subject to the provisions of Sections 4.06, 13.03 and 13.04, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received by it hereunder except such as it may agree in writing with the

Company to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by one of its directors.

Section 8.06. Compensation and Expenses of Trustee.  The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and, except as otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or willful misconduct. The Company also covenants to indemnify the Trustee (which, for purposes of this Section 8.06 shall be deemed to include its directors, officers, employees and agents) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust and its duties hereunder, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 8.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture.  The Company’s obligations to pay, reimburse, compensate and indemnify the Trustee pursuant to this Section 8.06 shall survive the resignation or removal of the Trustee, the termination of the Indenture and the exercise of any Bail-In Power with respect to the Securities.

Section 8.07. Officer’s Certificate as Evidence.  Subject to the provisions of Sections 8.01 and 8.02, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, omitting or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Trustee, and such Officer’s Certificate, in the absence of bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, omitted or suffered by it under the provisions of this Indenture upon the faith thereof.

Section 8.08. Eligibility of Trustee.  The Trustee hereunder shall at all times be a Person organized and doing business under the laws of the United States or any State, which (a) is authorized under such laws to exercise corporate trust powers, (b) is subject to supervision or examination by Federal or State authority and (c) shall have at all times a combined capital and surplus of not less than $10,000,000. If such Person publishes reports of condition at least annually, pursuant to law, or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.08, the combined capital and surplus of such Person at any time shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.08, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.09.

The provisions of this Section 8.08 are in furtherance of and subject to Section 310(a) of the Trust Indenture Act.

Section 8.09. Resignation or Removal of Trustee.  The Trustee, or any Trustee or Trustees hereafter appointed, may at any time resign with respect to any one or more or all series of Securities by giving written notice of resignation to the Company and (i) if any Unregistered Securities of a series affected are then Outstanding, by giving notice of such resignation to the holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London, (ii) if any Unregistered Securities of a series affected are then Outstanding, by mailing notice of such resignation to the holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act, at such addresses as were so furnished to the Trustee and (iii) by mailing notice of such resignation to the holders of then Outstanding Registered Securities of each series affected at their addresses as they shall appear on the registry books of the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee or Trustees with respect to the applicable series by written instrument, in duplicate, executed in the name of and on behalf of the Company by a duly authorized officer, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed with respect to any series and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 7.09, on behalf of himself or herself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

(a) In case at any time any of the following shall occur—

(1) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act with respect to any series of Securities after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities of such series for at least six months,

(2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.08 and Section 310(a) of the Trust Indenture Act with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

(3) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation—

then, in any such case, the Company may remove the Trustee with respect to such series and appoint a successor Trustee with respect to such series by written instrument, in duplicate, executed in the name of and on behalf of the Company by a duly authorized officer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of Section 315(e) of the Trust Indenture Act, any Securityholder who has been a bona fide holder of a Security or Securities of such series for at least six months may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee with respect to such series.

(b) The holders of a majority in aggregate principal amount of the Securities of one or more series (each series voting as a class) or all series then Outstanding may remove the Trustee with respect to the applicable series or all series, as the case may be, and appoint with respect to the applicable series or all series, as the case may be, a successor Trustee by written notice of such action to the Company, the Trustee and the successor Trustee.

(c) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor Trustee with respect to such series pursuant to any of the provisions of this Section 8.09 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 8.10.

(d) No predecessor Trustee shall be liable for the acts or omissions of any successor Trustee.

Section 8.10. Acceptance by Successor Trustee.  Any successor Trustee appointed as provided in Section 8.09 shall execute, acknowledge and deliver to the Company and the Guarantors and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to any or all applicable series shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act shall, upon payment (or due provision therefor) of any amounts then due it pursuant to the provisions of Section 8.06, execute and deliver an instrument transferring to such successor Trustee all the rights and powers with respect to such series of the Trustee so ceasing to act. Upon request of any such successor Trustee, the Company and the Guarantors shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor Trustee all such rights and powers.

In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantors, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

No successor Trustee with respect to a series of Securities shall accept appointment as provided in this Section 8.10 unless at the time of such acceptance such successor Trustee shall, with respect to such series, be qualified under Section 310(b) of the Trust Indenture Act and eligible under the provisions of Section 8.08.

Upon acceptance of appointment by a successor Trustee with respect to any series as provided in this Section 8.10, the Company shall give notice thereof (a) if any Unregistered Securities of a series affected are then Outstanding, to the holders thereof, by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London, (b) if any Unregistered Securities of a series affected are then Outstanding, to the holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act, by mailing such notice to such holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Company for such purpose) and (c) to the holders of Registered Securities of each series affected, by mailing such notice to such holders at their addresses as they shall appear on the registry books of the Company. If the Company fails to mail such notice within ten days after the acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.

Section 8.11. Succession by Merger, etc.  Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor to the Trustee hereunder, provided such Person shall be qualified under Section 8.08 and Section 310(b) of the Trust Indenture Act, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

In case at the time such successor to the Trustee shall succeed to the trust created by this Indenture with respect to one or more series of Securities, any of such securities shall have been authenticated but not delivered, any such successor to the Trustee by merger, conversion or consolidation may adopt the certificate of authentication of any predecessor Trustee, and deliver such Security so authenticated; and in case at that time any of such Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of such successor to the Trustee or, if such successor to the Trustee is a successor by merger, conversion or consolidation, the name of any predecessor hereunder; and in all such cases such certificate shall have the full force which it is anywhere in such Securities or in this Indenture provided that the certificate of the Trustee shall have.

Section 8.12. Appointment of Authenticating Agent.  The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 2.07 and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $10,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 8.12, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.12, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 8.12.

Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Person succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Person shall be otherwise eligible under this Section 8.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.12, the Trustee may appoint a successor

Authenticating Agent which shall be acceptable to the Company and (i) if any Unregistered Securities are then Outstanding, shall publish notice of such appointment at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London and (ii) shall mail written notice of such appointment by first-class mail, postage prepaid, to all holders of Securities as their names and addresses appear in the Security register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.12.

The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 8.12.

If an appointment is made pursuant to this Section 8.12, the Securities may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:

Dated:

This is one of the Securities referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, As Trustee [AUTHENTICATING AGENT], As Authenticating Agent
By:
Authorized Signatory

Section 8.13. Tax Matters. The Trustee hereby represents and covenants to the Company that it will comply with all withholding and information reporting requirements imposed on the Trustee in connection with all payments to or by the Trustee with respect to the Securities, including without limitation the withholding and backup withholding requirements of the Code, and any IRS Form 1042-S and 1099 information reporting requirements.

The Trustee will deliver to the Company a complete and valid IRS Form W-9 (or any successor form), signed by the Trustee, as well as a complete and valid IRS Form W-9 or appropriate IRS Form W-8 (or any successor form), as applicable, together with all appropriate attachments, if any, from the Depositary or the Common Depositary, as applicable, and any other payee (as that term is defined for purposes of Chapters 3 and 4 of the Code). The Trustee, upon written request from the Company, will use commercially reasonable efforts to make available to the Company information necessary to enable the Company to comply with the provisions of Chapters 3, 4, and 61 of the Code, Section 3406 of the Code and the regulations under those provisions in connection with the Securities.

The Trustee hereby represents to the Company that the Trustee is the payee (as that term is defined for purposes of Chapter 3 and Chapter 4 of the Code) with respect to payments on the Securities made by the Company to the Trustee under this Indenture.

ARTICLE NINE
CONCERNING THE SECURITYHOLDERS

Section 9.01. Action by Securityholders.  Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article Ten, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

Section 9.02. Proof of Execution by Securityholders.  Subject to the provisions of Sections 8.01, 8.02 and 10.05, the execution of any instrument by a Securityholder or his or her agent or proxy may be proved in the following manner: The fact and date of the execution by any holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgements of deeds or administer oaths that the Person executing such instruments acknowledged to him or her the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the Person executing the same. The fact of the holding by any holder of an Unregistered Security, and the identifying number of such Security and the date of his or her holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the Person named in such certificate. Any such certificate may be issued in respect of one or more Unregistered Securities of one or more series specified therein. The holding by the Person named in any such certificate of any

Unregistered Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (1) another certificate bearing a later date issued in respect of the same Securities shall be produced, (2) the Security specified in such certificate shall be produced by some other Person, or (3) the Security specified in such certificate shall have ceased to be Outstanding. Subject to Sections 8.01 and 8.02, the fact and date of the execution of any such instrument and the amount and numbers of Securities held by the Person so executing such instrument and the amount and numbers of any Security or Securities may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for the relevant series or in any other manner which the Trustee for such series may deem sufficient.

The ownership of Registered Securities shall be proved by the registry books of the Company or by a certificate of the Person designated by the Company to act as repository in accordance with the provisions of Section 2.06.

The record of any Securityholders’ meeting shall be proved in the manner provided in Section 10.07.

The Company may set a record date for purposes of determining the identity of holders of Registered Securities of any series entitled to vote or consent to any action referred to in Section 9.01, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or reconsideration) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, with respect to Registered Securities of any series, only holders of Registered Securities of such series of record on such record date shall be entitled to so vote or give such consent or revoke such vote or consent.

Notwithstanding the foregoing, solicitation of consents or other instructions from Securityholders may be obtained in accordance with the procedures of the applicable Depositary and/or Common Depositary.

Section 9.03. Who Are Deemed Absolute Owners.  The Company, the Trustee and any agent of the Company or of the Trustee may deem the Person in whose name any Registered Security shall be registered upon the books of the Company to be, and may treat such Person as, the absolute owner of such Security (notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest, if any, on such Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or of the Trustee shall be affected by any notice to the contrary. The Company, the Trustee and any agent of the Company or the Trustee may treat the holder of the Unregistered Security and the holder of any Coupon as the absolute owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his or her order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security or Coupon.

Section 9.04. Company-Owned Securities Disregarded.  In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any demand, request, notice, direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities with respect to which such determination is being made or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination; provided, that for the purposes of determining whether the Trustee shall be protected in relying on any such demand, request, notice, direction consent or waiver, only Securities which a Responsible Officer of the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 9.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to vote such Securities and that the pledgee is not a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company of any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

Section 9.05. Revocation of Consents; Future Holders Bound.  At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any holder of a Security which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 9.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders of such Security, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.

ARTICLE TEN
SECURITYHOLDERS’ MEETINGS

Section 10.01. Purposes of Meetings.  A meeting of holders of Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Ten for any of the following purposes:

(1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Seven;

(2) to remove the Trustee and nominate a successor Trustee pursuant to the provisions of Article Eight;

(3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

(4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Securities of any or all series, as the case may be, under any other provision of this Indenture or under applicable law.

Section 10.02. Call of Meeting by Trustee.  The Trustee may at any time call a meeting of holders of Securities of any or all series to take any action specified in Section 10.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the holders of Securities of any or all series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given (i) if any Unregistered Securities of a series affected are then Outstanding, by giving notice of such meeting to the holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London, (ii) if any Unregistered Securities of a series affected are then Outstanding, by mailing notice of such a meeting to the holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act at such addresses as were so furnished to the Trustee and (iii) by mailing notice of such meeting to the holders of then Outstanding Registered Securities of each series affected at their addresses as they shall appear on the registry books of the Company. Such notice shall be given not less than 10 nor more than 90 days prior to the date fixed for the meeting.

Section 10.03. Call of Meeting by Company or Securityholders.  In case at any time a duly authorized officer of the Company in the name of and on behalf of the Company or the holders of at least ten percent in aggregate principal amount of the Securities then Outstanding of any series that may be affected by the action proposed to be taken at the meeting, shall have requested the Trustee to call a meeting of the holders of Securities of all series that may be so affected, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders, in the amount specified above, may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 10.01, by giving notice thereof as provided in Section 10.02.

Section 10.04. Qualifications for Voting.  To be entitled to vote at any meeting of Securityholders, a Person shall (a) be a holder of one or more Securities with respect to which such meeting is being held or (b) be a Person appointed by an instrument in writing as proxy by a holder of one or more such Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 10.05. Quorum; Adjourned Meetings.  The Persons entitled to vote a majority in aggregate principal amount of the Securities of the relevant series then Outstanding shall constitute a quorum for the transaction of all business specified in Section 10.01. No business shall be transacted in the absence of a quorum (determined as provided in this Section 10.05). In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of the holders of Securities (as provided in Section 10.03), be dissolved. In any other case the meeting shall be adjourned for a period of not less than ten days as determined by the chairman of the meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting shall be further adjourned for a period of not less than ten days as determined by the chairman of the meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 10.02, except that such notice need be published only once and must be mailed or published not less than five days prior to the date on which the meeting is schedule to be reconvened.

Subject to the foregoing, at the second reconvening of any meeting adjourned for lack of a quorum, the Persons entitled to vote 25% in aggregate principal amount of the Securities of the relevant series then Outstanding shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the Securities of the relevant series then Outstanding which shall constitute a quorum.

At a meeting or any adjourned meeting duly convened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso in Section 11.02) shall be effectively passed and decided if passed or decided by the Persons entitled to vote the lesser of (a) a majority in aggregate principal amount of the Securities of the relevant series then Outstanding and (b) 75% in aggregate principal amount of the Securities represented and voting at the meeting.

Any holder of a Security who has executed in person or by proxy and delivered to the Trustee an instrument in writing complying with the provisions of Article Nine shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided that such holder of a Security shall be considered as present or voting only with respect to the matters covered by such instrument in writing.

Section 10.06. Regulations.  Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 9.02 and the appointment of any proxy shall be proved in the manner specified in Section 9.02.

The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 10.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

Subject to the provisions of Section 9.04, at any meeting each holder of Securities with respect to which such meeting is being held or proxy for such holder shall be entitled to one vote for each $1,000 (or the equivalent thereof in any foreign or composite currency) of principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of “Security or Securities; Outstanding” in Section 1.01) of such Securities held or represented by him or her; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of such Securities held by him or her or instruments in writing as aforesaid duly designating him or her as the Person to vote on behalf of other such Securityholders. Any meeting of holders of Securities with respect to which a meeting was duly called pursuant to the provisions of Section 10.02 or 10.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

Section 10.07. Voting.  The vote upon any resolution submitted to any meeting of holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such holder of Securities or of their representatives by proxy and the principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of “Security or Securities; Outstanding” in Section 1.01) held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts and setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 10.02. The record will show the principal amount of the Securities (in the case of Original Discount Securities, such principal amount to be determined as provided in the definition of “Security or Securities; Outstanding” in Section 1.01) voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 10.08. No Delay of Rights by Meeting.  Nothing in this Article Ten shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders of any or all series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders of any or all such series under any of the provisions of this Indenture or of the Securities.

ARTICLE ELEVEN
SUPPLEMENTAL INDENTURES

Section 11.01. Supplemental Indentures without Consent of Securityholders.  The Company, when authorized by resolution of the Board of Directors, the Guarantors and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

(a) to evidence the succession of another Person to the Company or any Guarantor, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company or any Guarantor pursuant to Article Twelve;

(b) to add to the covenants of the Company or any Guarantor such further covenants, restrictions or conditions for the protection of the holders of all or any series of Securities or Coupons appertaining to Unregistered Securities (and if such covenants are to be for the benefit of less than all Securities, stating that such covenants are expressly being included for the benefit of such series) as a duly authorized officer of the Company, on behalf of the Company and the Guarantors, and the Trustee shall consider to be for the protection of the holders of such Securities or Coupons, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

(c) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities of the same series issued hereunder in fully registered form and to make all appropriate changes for such purpose;

(d) to establish the forms or terms of Securities of any series or of the Coupons appertaining to such Securities as permitted by Sections 2.01 and 2.02;

(e) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture, or amend or modify this Indenture in any manner, which, (i) in the case of any such cure, correction, supplement, matter, question, amendment or modification to (or which results in any change to) the Guarantee provided by GE, shall not adversely affect the interests of the holders of any Securities or Coupons then Outstanding, and (ii) in all other cases, shall not materially and adversely affect the interests of the holders of any Securities or Coupons then Outstanding;

(f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series or to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 8.10;

(g) to add Guarantors with respect to the Securities or release a Guarantor from its obligations under its Guarantee or this Indenture in accordance with the applicable provisions of this Indenture; and

(h) to comply with the requirements of the Trust Indenture Act and any rules, regulations or other interpretive positions of the Securities and Exchange Commission in respect thereof.

The Trustee is hereby authorized to join with the Company and the Guarantors in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Any supplemental indenture authorized by the provisions of this Section 11.01 may be executed by the Company, the Guarantors and the Trustee without the consent of the holders of any of the Securities then Outstanding, notwithstanding any of the provisions of Section 11.02.

Section 11.02. Supplemental Indentures with Consent of Securityholders.  With the consent (evidenced as provided in Sections 9.01 and 9.02) of the holders of not less than 66-2/3% in aggregate principal amount of the Securities of each series (each series voting as a class) (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of “Security or Securities; Outstanding” in Section 1.01) affected by such supplemental indenture at the time Outstanding, the Company, when authorized by resolution of the Board of Directors, the Guarantors and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Outstanding Securities of each such series or the Coupons appertaining to such

Securities; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Outstanding Security, or reduce the rate or extend the time of payment of interest, if any, thereon, or reduce the principal amount or premium, if any, thereof, or make the principal thereof or premium, if any, or interest, if any, thereon payable in any coin or currency other than that provided in any Outstanding Security or Coupon, or impair the right of any holder of a Security to institute suit for any such payment, or reduce the amount of the principal of an Outstanding Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 7.01, or adversely affect the right of repayment, if any, at the option of the holder, or extend the time, or reduce the amount of any payment to any sinking fund or analogous obligation relating to any Security, or make any changes to any Guarantee that would adversely affect Securityholders, (ii) reduce the percentage in principal amount of Outstanding Securities of any series, the holders of which are required to consent to any such supplemental indenture or any waiver of any past default or Event of Default pursuant to Section 7.07, or (iii) modify any provision of Sections 7.07 or 11.02 (except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Security so affected) without, in the case of each of the foregoing clauses (i), (ii) and (iii), the consent of the holder of each Security so affected. A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Outstanding Securities, or which modifies the rights of the holders of Outstanding Securities of such series or of Coupons appertaining to such Securities with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities of any other series or of Coupons appertaining to such Securities.

Upon the request of the Company and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company and the Guarantors in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

It shall not be necessary for the consent of the Securityholders under this 11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Section 11.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures.  Any supplemental indenture executed pursuant to the provisions of this Article Eleven shall comply with the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Eleven, this Indenture shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company, the Guarantors and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 11.04. Notation on Securities.  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Eleven may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and a duly authorized officer of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

Section 11.05. Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee.  The Trustee, subject to the provisions of Sections 8.01 and 8.02, shall be entitled to receive an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Eleven.

ARTICLE TWELVE
CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 12.01. Company May Not Consolidate, etc., Except Under Certain Conditions.  The Company covenants that it will not consolidate with or merge into any other Person unless (i) if the successor Person is an Affiliate of GE, such successor Person is a Wholly-Owned Subsidiary of GE that is organized under the laws of the United States of America or any State thereof, the United Kingdom, Ireland, France, Germany, Luxembourg or Spain, or any other Member State of the European Economic Area that is on the date hereof, and that remains on the date of such consolidation or merger, a Member State of the European Economic Area, and (ii) the successor Person shall expressly assume the due and punctual payment of the principal of, and premium, if any, and interest, if any, on all the Outstanding Securities and Coupons, if any, according to their tenor, and the due and punctual performance and observance of all of the covenants and other obligations of this Indenture to be performed by the Company by supplemental indenture reasonably satisfactory to the Trustee, executed and delivered to the Trustee by such Person.

Section 12.02. GECC Successor Guarantor May Not Consolidate, etc., Except Under Certain Conditions.  Each GECC Successor Guarantor, upon becoming a party hereto pursuant to Section 14.02 hereof, covenants that it will not consolidate with or merge into any other Person, unless (i) if the successor Person is an Affiliate of GE, such successor Person is a Wholly-Owned Subsidiary of GE that is organized under the laws of the United States of America or any State thereof, the United Kingdom, Ireland, France, Germany, Luxembourg or Spain, or any other Member State of the European Economic Area that is on the date hereof, and that remains on the date of such consolidation or merger, a Member State of the European Economic Area, and (ii) the successor Person shall expressly assume all of the obligations of such GECC Successor

Guarantor under its Guarantee, and the punctual performance and observance of all of the covenants and other obligations of this Indenture to be performed by such GECC Successor Guarantor by supplemental indenture reasonably satisfactory to the Trustee, executed and delivered to the Trustee by such Person.

Section 12.03. GE and GECC May Not Consolidate, etc., Except Under Certain Conditions.  Each of GE and, prior to the assumption by GECIH or any other GECC Successor Guarantor of the GECC Guarantee in accordance with Section 14.02, GECC, covenants that it will not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless (i) the successor Person shall expressly assume all of the obligations of GE or GECC, as the case may be, under its Guarantee, and the punctual performance and observance of all of the covenants and other obligations of this Indenture to be performed by GE or GECC, as the case may be, by supplemental indenture reasonably satisfactory to the Trustee, executed and delivered to the Trustee by such Person and (ii) immediately after such merger or consolidation, or such conveyance, transfer or lease, no Event of Default shall have occurred and be continuing. In the event of any such conveyance or transfer (in each case, other than by way of lease), the predecessor Person may be dissolved, wound up and liquidated at any time thereafter.

Section 12.04. Successor Person to Be Substituted for the Company.  In case of any such consolidation or merger pursuant to Section 12.01, and upon any such assumption by the successor Person, such successor Person shall succeed to and be substituted for the predecessor Company, with the same effect as if it had been named herein as the Company, and such predecessor shall be relieved of any further obligation under this Indenture and under the Outstanding Securities and Coupons, if any. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the predecessor Company, any or all of the Securities issuable hereunder together with any Coupons appertaining thereto which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person, instead of the predecessor Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and deliver any Securities together with any Coupons appertaining thereto which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued together with any Coupons appertaining thereto shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities and Coupons appertaining thereto had been issued at the date of the execution hereof.

In case of any such consolidation or merger, such changes in phraseology and form (but not in substance) may be made in the Securities and Coupons thereafter to be issued as may be appropriate.

Section 12.05. Successor Guarantor to Be Substituted.  In case of any such consolidation or merger with respect to a Guarantor pursuant to Section 12.02, or any such consolidation, merger, conveyance or transfer (in each case, other than by way of lease) with respect to a Guarantor pursuant to Section 12.03, and upon any such assumption by the successor Person, such successor Person shall succeed to and be substituted for such predecessor Guarantor, with the same effect as if it had been named herein as a Guarantor, and such predecessor Guarantor shall be relieved of any further obligation under this Indenture and under its Guarantee.

Section 12.06. Documents to Be Given Trustee.  The Trustee, subject to the provisions of Sections 8.01 and 8.02, shall be entitled to receive an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, conveyance, transfer or lease, and any such assumption, comply with the provisions of this Article Twelve.

ARTICLE THIRTEEN
SATISFACTION AND DISCHARGE OF INDENTURE

Section 13.01. Discharge of Indenture.  When (a) the Company shall deliver to the Trustee for cancellation all Securities of any series or Tranche theretofore authenticated and all unmatured Coupons appertaining thereto (other than any Securities or Coupons which shall have been destroyed, lost or stolen or in lieu of or in substitution for which other Securities or Coupons shall have been authenticated and delivered, or which shall have been paid, pursuant to the provisions of Section 2.07) and not theretofore canceled or (b) all the Securities of any series or Tranche and all unmatured Coupons appertaining thereto not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption all of the Securities of such series or Tranche and Coupons appertaining thereto (other than any (i) Securities or Coupons which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Securities or Coupons shall have been authenticated and delivered, or which shall have been paid pursuant to the provisions of Section 2.07 or (ii) Securities or Coupons for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company as provided in Section 13.04) not theretofore canceled or delivered to the Trustee for cancellation, including principal, premium, if any, and interest, if any, due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect with respect to the Securities of such series or Tranche (except as to (i) rights of registration of transfer and exchange of Securities, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of holders to receive payments of principal thereof and interest thereon, and remaining rights of the holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of the Securityholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Company accompanied by an Officer’s Certificate and an Opinion of

Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to the Securities of such series or Tranche, the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities or Coupons appertaining thereto.

Section 13.02. Deposited Moneys to Be Held in Trust by Trustee.  All moneys deposited with the Trustee pursuant to the provisions of Section 13.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Securities or Coupons for payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest, if any.

Section 13.03. Paying Agent to Repay Moneys Held.  Upon the satisfaction and discharge of this Indenture, all moneys then held by any paying agent of the Securities (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

Section 13.04. Return of Unclaimed Moneys.  Any moneys, deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest, if any, on any Securities or Coupons appertaining thereto and not applied but remaining unclaimed by the holders of such Securities or Coupons for two years after the date upon which the principal of, premium, if any, or interest, if any, on such Securities or Coupons, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee upon the Company’s written order; and the holder of any such Securities or Coupons shall thereafter look only to the Company for any payment which such holder may be entitled to collect.

ARTICLE FOURTEEN
GUARANTEES

Section 14.01. Guarantees.

(a) Each Guarantor hereby fully, irrevocably and unconditionally guarantees (the “Guarantee”) (i) the payment of the principal (including premium, if any) of and any interest (together with any Additional Amounts, to the same extent and subject to the same limitations and requirements under this Indenture except as otherwise provided in this Article Fourteen, that would be required under this Indenture if the payment were being made by the Company) on each Security, as the same shall become due and payable after any applicable grace period (whether at maturity or upon redemption, declaration or otherwise), to each Securityholder entitled to receive such payments under the Securities (as determined by this Indenture) and to the Trustee, and (ii) the due and punctual payment and performance of the Company’s other obligations under the Indenture.

(b) Notwithstanding anything to the contrary in this Indenture, GE and each other Guarantor (other than a Non-Exempt Guarantor) hereby agrees that neither the occurrence of any Bail-In Event nor any other exercise of any Bail-In Power by the Relevant EEA Resolution Authority with respect to the Securities, the Company or any Non-Exempt Guarantor will affect the validity of its Guarantee, which shall remain a full, irrevocable and unconditional guarantee of the outstanding principal (including premium, if any) of, and any interest (together with Additional Amounts, if any, to the same extent that would be required under this Indenture if the payment were being made by the Company) on, the Securities when and as originally issued (as amended pursuant to the terms of this Indenture, other than pursuant to the exercise of any Bail-In Power), when due (whether at maturity or upon redemption, declaration or otherwise), irrespective of whether the occurrence of any Bail-In Event or any other exercise of any Bail-In Power would otherwise have the effect of reducing Amounts Due.

(c) Subject, in the case of any Non-Exempt Guarantor, to the BRRD, each Guarantor hereby:

(1) agrees that its respective obligations hereunder shall be irrevocable and unconditional, irrespective of the validity, legality or enforceability of any Security to which the Guarantees apply, the absence of any action to enforce such Security, the recovery of any judgment against the Company or any action to enforce the same or any insolvency, bankruptcy, reorganization or similar proceeding of or with respect to the Company or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor;

(2) expressly waives, to the fullest extent permitted by applicable law, all respective rights of setoff, recoupment and counterclaim (provided that nothing herein shall prevent the assertions of such claims by separate suit or compulsory counterclaim), the benefit of any statute of limitations affecting such Guarantor’s liability hereunder, diligence, presentment, demand of payment, filing of claims with a court in the event of merger or insolvency, bankruptcy, reorganization or similar proceeding of or with respect to the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Security or the indebtedness evidenced thereby and all demands whatsoever and covenants that its Guarantee will not be discharged except by complete performance of the obligations contained in its Guarantee; and

(3) expressly waives all other defenses or benefits with respect to its Guarantee that may be afforded by applicable law limiting the liability of or exonerating guarantors as sureties.

(d) An Event of Default under, non-payment of or acceleration of any series of the Securities shall entitle the Securityholders thereof to exercise their rights and remedies against each Guarantor under its Guarantee in the same manner and to the same extent as they have the right to do so against the Company under the terms of this Indenture when and as originally executed (as amended pursuant to the terms of this

Indenture, other than pursuant to the exercise of any Bail-In Power), subject, in the case of any Non-Exempt Guarantor, to the BRRD.  If any principal or interest on any Security is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, reorganization or similar proceeding of or with respect to the Company (including pursuant to the exercise of any Bail-In Power), each Guarantor’s obligations under its Guarantee with respect to such payment will be reinstated as though such payment has been due but not made at such time, subject, in the case of any Non-Exempt Guarantor, to Article Five.

(e) Subject, in the case of any Non-Exempt Guarantor, to the BRRD, until the Securityholder of said Security has received, from the Company or out of its assets, or from any Guarantor or out of their respective assets, moneys which such Securityholder is entitled to retain for its own account, equal in the aggregate to the unpaid principal amount of (including premium, if any, on) said Security plus all accrued and unpaid interest (together with Additional Amounts, if any) thereon, each Guarantor will remain liable on its respective Guarantee.

(f) Each Guarantor shall be subrogated to all rights of the Securityholder of the Security to which its Guarantee applies against the Company in respect of any amounts paid by such Guarantor pursuant to the provisions of such Guarantee; provided that such Guarantor shall not be entitled to enforce or receive any payment arising out of, or based upon, such right of subrogation until all amounts due on or to become due on or in respect of all the Securities to which the Guarantees relate shall have been paid in full or duly provided for; and provided, further that such rights of subrogation shall be subject to the BRRD and any limitations arising thereunder or under any laws, regulations, rules or requirements relating to the transposition of the BRRD.

(g) Each Guarantee constitutes a guarantee of payment and not collection and is unsecured and ranks equally and ratably with all other unsecured obligations of the applicable Guarantor.

Section 14.02. Assumption of GECC Guarantee.

(a) In connection with the Reorganization, GE shall cause GECIH to expressly assume, by supplemental indenture substantially in the form of Exhibit H hereto executed and delivered to the Trustee by GECIH, all of the obligations under the GECC Guarantee, and the punctual performance and observance of all of the covenants and other obligations of this Indenture to be performed by the GECC Guarantor.  Prior to the assumption of the GECC Guarantee by GECIH, all of the obligations under the GECC Guarantee, and the punctual performance and observance of all of the covenants and other obligations of this Indenture to be performed by the GECC Guarantor, may be assumed in connection with the Reorganization, by supplemental indenture substantially in the form of Exhibit H hereto executed and delivered to the Trustee by one or more other Affiliates of GE who shall be treated in each case as a GECC Successor Guarantor (as defined below).

(b) Following the completion of the Reorganization, GECIH and any other Person that assumes the GECC Guarantee (each, a “GECC Successor Guarantor”), may transfer or convey a substantial majority of its assets to any Person that is an Affiliate of GE and/or one or more direct or indirect Wholly-Owned Subsidiaries of such Person, in a transaction or a series of related transactions, only if such Person (i) is a Wholly-Owned Subsidiary of GE (directly or indirectly) that is organized under the laws of the United States of America or any State thereof, the United Kingdom, Ireland, France, Germany, Luxembourg or Spain, or any other Member State of the European Economic Area that is on the Settlement Date, and that remains as of the date of such transfer, a member of the EEA, and (ii) expressly assumes, by supplemental indenture substantially in the form of Exhibit H hereto executed and delivered to the Trustee by such Person, all of the obligations under the GECC Guarantee, and the punctual performance and observance of all of the covenants and other obligations of this Indenture to be performed by the GECC Guarantor; provided that the foregoing shall not limit (if the GECC Guarantor so elects) any transfer or conveyance of assets by the GECC Guarantor to one or more of its direct or indirect Wholly-Owned Subsidiaries.

(c) In connection with any assumption by GECIH or any other Person of the GECC Guarantee pursuant to Section 14.02(a) or (b), the Company shall deliver to the Trustee (i) an Officer’s Certificate to the effect that the conditions of this Section 14.02 have been satisfied, and (ii) one or more Opinions of Counsel to the effect that the supplemental indenture required to be executed by such GECC Successor Guarantor pursuant to Section 14.02(a) or (b), as the case may be, complies with the requirements of this Section 14.02, and has been duly authorized, executed and delivered by such GECC Successor Guarantor and constitutes a valid and binding obligation of such GECC Successor Guarantor, enforceable against such GECC Successor Guarantor in accordance with its terms (subject to customary limitations, exceptions, assumptions and qualifications).

(d) Upon delivery of (i) a supplemental indenture duly executed by a GECC Successor Guarantor in accordance with Section 14.02(a) or (b), as the case may be, and (ii) an Officer’s Certificate and Opinion of Counsel to the Trustee with respect thereto in accordance with Section 14.02(c), such GECC Successor Guarantor shall succeed to and be substituted for its predecessor GECC Guarantor with the same effect as if it had been named herein as the GECC Guarantor, and such predecessor shall be relieved of any further obligation under this Indenture and under any Guarantee.

(e) Upon the assumption by GECIH and any subsequent GECC Successor Guarantor of the GECC Guarantee, the Company shall provide a written notice of such assumption to the Securityholders, with a copy of such notice to the Trustee for information purposes.

Section 14.03. Bail-In.  To the extent Article 55 of the BRRD and any laws, regulations, rules or requirements in effect in Ireland or the United Kingdom (or any other Member State of the European Economic Area) relating to the transposition of the BRRD, in each case as amended from time to time, apply to any Guarantor (any such Guarantor, a “Non-Exempt Guarantor”), Article Five will apply to the obligations of such Non-Exempt Guarantor under its Guarantee (any such Guarantee, a “Non-Exempt Guarantee”). Article Five shall not apply to any other Guarantors or any other Guarantees, including, for the avoidance of doubt, GE and GECC and their Guarantees.

ARTICLE FIFTEEN
IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS
AND DIRECTORS

Section 15.01. Indenture and Securities Solely Corporate Obligations.  No recourse for the payment of the principal of, premium, if any, or interest, if any, on any Security or any Coupon appertaining thereto, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in this Indenture or in any supplemental indenture, or in any Security or Coupon, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company, any Guarantor or of any successor Person, either directly or through the Company, any Guarantor or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities and Coupons appertaining thereto.

ARTICLE SIXTEEN
MISCELLANEOUS PROVISIONS

Section 16.01. Provisions Binding on Company’s Successors.  All the covenants, stipulations, promises and agreements in this Indenture contained by the Company or any Guarantor shall bind its respective successors and assigns whether so expressed or not.

Section 16.02. Official Acts by Successor Person.  Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any Person that shall at the time be the lawful sole successor of the Company pursuant to this Indenture.

Section 16.03. Notices.

(a) Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities or Coupons on (1) the Company may be given or served by being deposited postage prepaid by first-class mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to GE Capital International Funding Company, 3320 Aviation House, Westpark, Shannon, Co. Clare, Ireland, with copies to: General Electric Company, 201 High Ridge Road, Stamford, CT 06927, United States of America, Attention: Senior Vice President and Treasurer at facsimile number 203-585-1191, and GE Capital Treasury Service (US) LLC, 201 High Ridge Road, Stamford CT 06905, Attention: President and Chief Executive Officer, Facsimile: 203-357-4975, Telephone:

203-357-4000, (2) GE may be given or served by being deposited postage prepaid by first-class mail in a post office letter box addressed (until another address is filed by the Company or GE with the Trustee) to General Electric Company, 201 High Ridge Road, Stamford, CT, 06905, Attention: Senior Vice President and Treasurer at facsimile number 203-585-1191 and GE Capital Treasury Service (US) LLC, 201 High Ridge Road, Stamford CT 06905, Attention: President and Chief Executive Officer, Facsimile: 203-357-4975, Telephone: 203-357-4000, or (3) any other Guarantor may be given or served by being deposited postage prepaid by first-class mail in a post office letter box addressed (until another address is filed by the Company or such Guarantor with the Trustee) to GE Capital Treasury Service (US) LLC, 201 High Ridge Road, Stamford CT 06905, Attention: President and Chief Executive Officer, Facsimile: 203-357-4975, Telephone: 203-357-4000. So long as the Securities of any Tranche are represented by Registered Global Securities, any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the holders of such Securities to or upon the Company may be given to the Trustee via the Depositary or the Common Depositary, as the case may be, for such Securities, in such manner as the Trustee and the Depositary or the Common Depositary, as the case may be, approve for this purpose.  Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities or Coupons on any Guarantor will be deemed given or served if given to or served on, as the case may be, the Company in accordance with this Section 16.03.  Any notice, direction, request or demand by any holder of Securities or Coupons to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing and (i) deposited (first-class postage prepaid) in a post office letter box, (ii) transmitted by facsimile transmission, or (iii) delivered by courier, in any event addressed and delivered to the principal office of the Trustee and to the attention of its Corporate Trust Office.

(b) For so long as any series or Tranche of Securities is listed on, or admitted to trading on or by, one or more stock exchange(s), competent authority(ies), quotation system(s) and/or market(s), any and all notices or communications which by any provision of this Indenture are required or permitted to be given or made in connection with such Securities shall also be given or made in accordance with the rules and regulations of any such stock exchange(s), competent authority(ies), quotation system(s) and/or market(s)

(c) Until such time as any definitive Securities are issued in relation to any Tranche of Securities that is represented by Registered Global Securities, any and all notices or communications which by any provision of this Indenture are required or permitted to be given or made in connection with such Securities may be delivered to the Depositary or the Common Depositary, as the case may be, for such Securities notwithstanding any other manner of notice specified herein (but subject to Section 16.03(b)), for communication by the Depositary or Common Depositary, as applicable, to holders of such Securities.  Any such notice shall be deemed to have been given to the relevant Securityholders on the same day on which such notice was given to the Depositary, and on the second day after the day on which such notice was given to the Common Depositary, as applicable.

Section 16.04. New York Contract.  This Indenture, including the Guarantees, and each Security, including any Coupons appertaining thereto, shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby, except to the extent expressly provided in this Indenture.

Section 16.05. Submission to Jurisdiction.  Each of the Company and the Guarantors irrevocably and unconditionally submits to the non-exclusive jurisdiction of any U.S. federal or New York State courts located in the Borough of Manhattan, The City of New York over any suit, action or proceeding arising out of or relating to this Indenture, the Securities, the Guarantees or any transaction contemplated hereby or thereby.  Each of the Company and the Guarantors irrevocably and unconditionally waives any right they may have to trial by jury and waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. A final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Company and the Guarantors and may be enforced in any other courts to whose jurisdiction the Company or the Guarantors is or may be subject, by suit upon judgment.

Section 16.06. Appointment of Agent for Service.  The Company and the Guarantors each hereby designate and appoint GE Capital Treasury Service (US) LLC, currently of 201 High Ridge Road, Stamford CT 06905 (Attention: President and Chief Executive Officer), as their authorized agent upon which process may be served in any suit or proceeding in any U.S. federal or New York State court located in the Borough of Manhattan, The City of New York arising out of or relating to the Securities, the Guarantees or this Indenture, and GE Capital Treasury Service (US) LLC hereby accepts such designation and appointment. The Company and the Guarantors agree that service of process upon such authorized agent shall be deemed in every respect effective service of process upon it in any such suit or proceeding in any such court. Such appointment shall be irrevocable so long as any of the Securities remain Outstanding or any obligations under any Guarantees remain outstanding until the appointment of a successor by the Company and the Guarantors, and such successor’s acceptance of such appointment. Upon such acceptance, the Company shall notify the Trustee of the name and address of such successor. The Company and the Guarantors further agree to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of such authorized agent in full force and effect so long as any of the Securities shall be Outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Company or the Guarantors to take any such action. Each of the Company and the Guarantors further agrees that nothing herein shall affect any Securityholder’s right to effect service of process in any other manner permitted by law or bring a suit action or proceeding (including a proceeding for enforcement of a judgment) in any other court or jurisdiction in accordance with applicable law.

Section 16.07. Waiver of Immunity.  The Company and each Guarantor agrees that, to the extent that it has or hereafter may acquire any sovereign or other immunity from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (including any immunity from non-exclusive jurisdiction or from service of process or from any execution to satisfy a final judgment or from attachment or in aid of such execution or otherwise) with respect to itself or any of its property, it irrevocably waives, to the fullest extent permitted under applicable law, any such right of immunity or claim thereto which may now or hereafter exist, and agrees not to assert any such right or claim in any action or proceeding against it arising out of or based on the Securities, the Guarantees or this Indenture.

Section 16.08. Evidence of Compliance with Conditions Precedent.  Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinion contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

Section 16.09. Legal Holidays.  Except as may be otherwise provided with respect to any Tranche or series of Securities, in any case where the date of payment of interest, if any, on or principal of, or premium, if any, on the Securities or the date fixed for redemption or repayment of any Security or Coupon will not be a Business Day, then payment of such interest, if any, on or principal of or premium, if any, on the Securities need not be made on such date but may be made on the next succeeding Business Day, with the same force and effect as if made on the date of maturity or date fixed for redemption or repayment, and no interest shall accrue for the period from and after such date.

Section 16.10. Securities in a Specified Currency Other Than Dollars.  Unless otherwise specified as contemplated by Section 2.02 with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the holders of a specified percentage in aggregate principal amount of Securities of all series or all series affected by a particular action then Outstanding and, at such time, there are Outstanding any Securities of any series which are denominated in a Specified Currency other than Dollars (including euros), then the principal amount of Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount of such Specified Currency at the Market Exchange Rate. For purposes of this Section 16.10, Market Exchange Rate shall mean the noon Dollar buying rate in The City of New York for cable transfers of the Specified Currency published by the Federal Reserve Bank of New York; provided, however, in the case of euros, Market Exchange Rate shall mean the rate of exchange determined by the European Commission (or any successor thereto) as published in the Official Journal of the European Union (such publication or any successor publication, the “Journal”). If such Market Exchange Rate is not available for any reason with respect to such Specified Currency, the Exchange Rate Agent (as defined below) shall use, in its sole discretion and without liability on its part, (a) such quotation of the Federal Reserve Bank of New York or, in the case of euros, the rate of exchange as published in the Journal, as of the most recent available date, or (b) quotations or, in the case of euros, rates of exchange, from one or more major banks in The City of New York or, in the case of euros, one or more major banks in the Euro-zone, or in the country of issue of the currency in question, or (c) such other quotations or, in the case of euro, rates of exchange, as the Exchange Rate Agent shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a series denominated in a Specified Currency other than Dollars in connection with any action taken by holders of Securities pursuant to the terms of this Indenture, including, without limitation, any determination contemplated in Section 7.01(d). In the event the Company shall issue Securities in a Specified Currency other than Dollars pursuant to this Indenture, the Company shall appoint an Exchange Rate Agent (the “Exchange Rate Agent”), which may be the Company, for purposes of the foregoing matters or such other matters in respect of the determination of exchange rates and currency conversion as the Company and such Exchange Rate Agent shall agree in respect of such Securities. If the Exchange Rate Agent is not the Company or an Affiliate of the Company, such appointment shall be pursuant to a written agreement between the Company and such Exchange Rate Agent in such form as they shall agree.

All decisions and determinations of the Exchange Rate Agent regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and such determination shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Company, each Paying Agent and all Securityholders.

Section 16.11. Trust Indenture Act to Control.  If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by or a provision of the Trust Indenture Act required under such Act to be a part of and to govern this Indenture, such imposed duties and such latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded as the case may be.  If at any future time any provision required to be included herein by the Trust Indenture Act as in force at the date as of which this Indenture was executed or any limitation imposed by the Trust Indenture Act at such date on any provision otherwise included herein would not be so required or imposed (in whole or in part) if this Indenture were executed at such future time, the Company and the Trustee may enter into one or more indentures supplemental hereto pursuant to Section 11.01 to change or eliminate (in whole or in part) such provision or limitation of this Indenture in conformity with the requirements of the Trust Indenture Act as then in force, except that (subject to Article 11) no provision or limitation required to be included herein by Sections 310(a)(1) and (a)(2), 315(a), (c), (d)(1), (d)(2), (d)(3) and (e), 316(a)(1)(A), (a)(1)(B), (a)(2), (a) (last sentence) and (b) of the Trust Indenture Act as in force at the date as of which this Indenture was executed may be so changed or eliminated.

Section 16.12. Table of Contents, Headings, etc.  The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 16.13. Execution in Counterparts.  This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 16.14. Separability.  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested, if applicable, as of the day and year first written above.

GIVEN under the Common Seal of GE CAPITAL INTERNATIONAL FUNDING COMPANY
By:	/s/ Robert Green
Name: Robert Green
Title: Director

By:	/s/ Columba Glavin
Name: Columba Glavin
Title: Director

GENERAL ELECTRIC COMPANY
By:	/s/ Daniel C. Janki
Name: Daniel C. Janki
Title: Senior Vice President and Treasurer

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ Daniel C. Janki
Name: Daniel C. Janki
Title: Senior Vice President - Corporate Treasury and Global Funding Operations

[Signature Page to Indenture]

THE BANK OF NEW YORK MELLON, as Trustee
By:	/s/ Lawrence J. O'Brien
Name: Lawrence J. O'Brien
Title: Vice President

[Signature Page to Indenture]

EXHIBIT A

PROVISIONS RELATING TO RESTRICTED SECURITIES

This Exhibit A will be applicable to the Securities of any Tranche issued by the Company pursuant to this Indenture if the Company shall establish pursuant to Section 2.02 of this Indenture that (a) the Securities of such Tranche are to be subject to the terms of this Exhibit A or (b) the Securities of such Tranche originally issued are to bear the Restricted Legend.

1.           Definitions.

Capitalized terms used but not otherwise defined in this Appendix A shall have the meanings assigned to them in this Indenture.  For the purposes of this Exhibit A, the following terms shall have the meanings indicated below:

 “Certificated Security” means a Security in definitive registered form without Coupons.

“Offshore Registered Global Security” means a Registered Global Security that bears the Regulation S Restricted Legend representing Securities issued and sold or delivered, as applicable, pursuant to Regulation S.

“QIB” means a qualified institutional buyer as defined in Rule 144A.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Certificate” means a certificate substantially in the form of Exhibit D to this Indenture.

“Regulation S Restricted Legend” means the legend set forth in Exhibit B to this Indenture.

“Restricted Legend” means the Regulation S Restricted Legend and the U.S. Restricted Legend.

“Restricted Period” means the relevant 40-day distribution compliance period as defined in Regulation S.

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Certificate” means (a) a certificate substantially in the form of Exhibit E to this Indenture or (b) a written certification addressed to the Company and the Trustee to the effect that the Person making such certification (i) is acquiring such Security (or beneficial interest) for its own account or one or more accounts with respect to which it exercises sole investment discretion and that it and each such account is a QIB, (ii) is aware that the transfer to it or exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act

Exhibit A-1

provided by Rule 144A and (iii) acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A(d)(4) or has determined not to request such information.

“U.S. Registered Global Security” means a Registered Global Security that bears the U.S. Restricted Legend representing Securities issued and sold or delivered, as applicable, to QIBs in reliance on Section 4(a)(2) under the Securities Act or Rule 144A.

“U.S. Restricted Legend” means a legend substantially in the form of Exhibit C to this Indenture.

2.           Restricted Legend.

(a)           Except as otherwise provided in Section 2(c) or (d) of this Exhibit A, or Section 3(b)(3), (b)(5) or (c) of this Exhibit A, each Security originally issued and sold or delivered, as applicable, pursuant to Section 4(a)(2) under the Securities Act or Rule 144A will bear the U.S. Restricted Legend.

(b)           Except as otherwise provided in Section 2(c) or (d) of this Exhibit A, or Section 3(b)(3), (b)(5) or (c) of this Exhibit A, each Security originally issued and sold or delivered, as applicable, in reliance on Regulation S will bear the Regulation S Restricted Legend.

(c)           (i) If the Company determines (upon the advice of counsel and such other certifications and evidence as the Company may reasonably require) that a Security is eligible for resale pursuant to Rule 144 under the Securities Act (or a successor provision) without the need for current public information and that the Restricted Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of the Security (or a beneficial interest therein) are effected in compliance with the Securities Act or (ii) after a Security is (A) sold pursuant to an effective registration statement under the Securities Act, or (B) is validly tendered for exchange into Securities that contain terms substantially identical to such Security and will be registered under the Securities Act, the Company may instruct the Trustee to cancel such Security and issue to the Securityholder thereof (or to its transferee) a new Security of like tenor and amount, registered in the name of the Securityholder thereof (or its transferee), that does not bear the Restricted Legend, and the Trustee will comply with such instruction.

(d)           If Registered Securities of any Tranche represented by one or more Registered Global Securities are exchanged for Certificated Securities of such Tranche pursuant to Section 2.06 of this Indenture, then the Certificated Securities issued in exchange for any such Registered Global Securities that are Offshore Registered Global Securities will not bear the Restricted Legend.

(e)           By its acceptance of any Security bearing the Restricted Legend (or any beneficial interest in such a Security), each Securityholder thereof and each owner of a beneficial interest therein acknowledges the restrictions on transfer of such Security (and any such beneficial interest) set forth in this

Exhibit A-2

Indenture (including this Exhibit A) and in the Restricted Legend and agrees that it will transfer such Security (and any such beneficial interest) only in accordance with this Indenture (including this Exhibit A) and such legend.

3.           Restrictions on Transfer and Exchange.

(a)           The transfer or exchange of any Security (or a beneficial interest therein) may only be made in accordance with this Section 3 and Section 2.06 of this Indenture and, in the case of a Registered Global Security (or a beneficial interest therein), the applicable rules and procedures of the Depositary, Common Depositary or any other relevant clearing system.  The Trustee shall refuse to register any requested transfer or exchange that does not comply with the preceding sentence.

(b)           Subject to paragraph (c) of this Section 3, the transfer or exchange of any Security (or a beneficial interest therein) of the type set forth in column A below for a Security (or a beneficial interest therein) of the type set forth opposite in column B below may only be made in compliance with the certification requirements (if any) described in the clause of this paragraph set forth opposite in column C below.

A	B	C
U.S. Registered Global Security	U.S. Registered Global Security	(1)
U.S. Registered Global Security	Offshore Registered Global Security	(2)
U.S. Registered Global Security	Certificated Security	(3)
Offshore Registered Global Security	U.S. Registered Global Security	(4)
Offshore Registered Global Security	Offshore Registered Global Security	(1)
Offshore Registered Global Security	Certificated Security	(5)
Certificated Security	U.S. Registered Global Security	(4)
Certificated Security	Offshore Registered Global Security	(2)
Certificated Security	Certificated Security	(3)

(1)	No certification is required.

Exhibit A-3

(2)
The Person requesting the transfer or exchange must deliver or cause to be delivered to the Trustee a duly completed Regulation S Certificate; provided that if the requested transfer or exchange is made by the Securityholder of a Certificated Security that does not bear the Restricted Legend, then no certification is required.

(3)
The Person requesting the transfer or exchange must deliver or cause to be delivered to the Trustee (x) a duly completed Rule 144A Certificate or (y) a duly completed Regulation S Certificate and/or an Opinion of Counsel and such other certifications and evidence as the Company may reasonably require in order to determine that the proposed transfer or exchange is being made in compliance with the Securities Act and any applicable securities laws of any state of the United States; provided that if the requested transfer or exchange is made by the Securityholder of a Certificated Security that does not bear the Restricted Legend, then no certification is required.  In the event that (i) the requested transfer or exchange takes place after the Restricted Period and a duly completed Regulation S Certificate is delivered to the Trustee or (ii) a Certificated Security that does not bear the Restricted Legend is surrendered for transfer or exchange, upon transfer or exchange the Trustee will deliver a Certificated Security that does not bear the Restricted Legend.

(4)	The Person requesting the transfer or exchange must deliver or cause to be delivered to the Trustee a duly completed Rule 144A Certificate.

(5)
If the requested transfer or exchange takes place during the Restricted Period, the person requesting the transfer or exchange must deliver or cause to be delivered to the Trustee a duly completed Rule 144A Certificate and/or an Opinion of Counsel and such other certifications and evidence as the Company may reasonably require in order to determine that the proposed transfer or exchange is being made in compliance with the Securities Act and any applicable securities laws of any state of the United States.  If the requested transfer or exchange takes place after the Restricted Period, no certification is required and the Trustee will deliver a Certificated Security that does not bear the Restricted Legend.

(c)           No certification is required in connection with any transfer or exchange of any Security (or a beneficial interest therein) (i) after such Security is eligible for resale pursuant to Rule 144 under the Securities Act (or a successor provision) without the need for current public information; provided that the Company has provided the Trustee with an Officer’s Certificate to that effect, and the Company may require from any Person requesting a transfer or exchange in reliance upon this clause (i) an opinion of counsel and any other reasonable certifications and evidence in order to support such certificate or (ii)(A) sold pursuant to an effective registration statement under the Securities Act or (B) is validly tendered for exchange into Securities containing terms substantially identical to such Security that will be registered under the Securities Act.

Exhibit A-4

Any Certificated Security delivered in reliance upon this paragraph will not bear the Restricted Legend.

(d)           The Trustee will retain copies of all certificates, opinions and other documents received in connection with the transfer or exchange of a Security (or a beneficial interest therein), and the Company will have the right to inspect and make copies thereof at any reasonable time upon written notice to the Trustee.

4.           Information.

For so long as any of the Securities remain outstanding and constitute “restricted securities” under Rule 144, the Company will furnish to the Securityholder and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

Exhibit A-5

EXHIBIT B

REGULATION S RESTRICTED LEGEND

THIS NOTE AND EACH GUARANTEE THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, PRIOR TO THE EXPIRATION OF FORTY DAYS FROM THE LATER OF (1) THE DATE ON WHICH THESE NOTES WERE FIRST OFFERED AND (2) THE LAST DATE OF ISSUANCE OF THESE NOTES, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT IN ACCORDANCE WITH THE FOLLOWING PARAGRAPH.

EACH PURCHASER AND TRANSFEREE OF THIS NOTE OR A BENEFICIAL INTEREST HEREIN, BY ITS ACCEPTANCE OF THIS NOTE OR A BENEFICIAL INTEREST HEREIN, AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS AND ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) OUTSIDE THE UNITED STATES TO PERSONS OTHER THAN U.S. PERSONS IN OFFSHORE TRANSACTIONS IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  EACH PURCHASER AND TRANSFEREE OF THIS NOTE OR A BENEFICIAL INTEREST HEREIN, BY ITS ACCEPTANCE OF THIS NOTE OR A BENEFICIAL INTEREST HEREIN, AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO HEREIN.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (C) OR (D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE.  PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (E) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS

Exhibit B-1

BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS.  NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

EACH PURCHASER AND TRANSFEREE OF THIS NOTE OR A BENEFICIAL INTEREST HEREIN, BY ITS ACCEPTANCE OF THIS NOTE OR A BENEFICIAL INTEREST HEREIN, REPRESENTS THAT EITHER (1) IT IS NOT, AND IS NOT ACQUIRING THIS NOTE ON BEHALF OF OR WITH THE ASSETS OF (A) ANY “EMPLOYEE BENEFIT PLAN” SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” WITHIN THE MEANING OF ERISA BY REASON OF THE INVESTMENT BY SUCH PLANS OR ACCOUNTS THEREIN OR (B) ANY GOVERNMENTAL OR NON-U.S. PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF THE CODE OR ERISA (COLLECTIVELY, “SIMILAR LAWS”), OR (2) THE ACQUISITION AND HOLDING OF SUCH NOTE DOES NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA, THE CODE, OR ANY SIMILAR LAWS. SUCH HOLDER FURTHER REPRESENTS AND COVENANTS THAT THROUGHOUT THE PERIOD IT HOLDS NOTES, THE FOREGOING REPRESENTATIONS SHALL BE TRUE.

THIS NOTE AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS NOTE TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY OR TO INCLUDE ANY LEGEND REQUIRED BY LAW. THE HOLDER OF THIS NOTE SHALL BE DEEMED BY THE ACCEPTANCE OF THIS NOTE TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.

Exhibit B-2

EXHIBIT C

U.S. RESTRICTED LEGEND

THIS NOTE AND EACH GUARANTEE THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING PARAGRAPH. EACH PURCHASER OF THIS NOTE OR A BENEFICIAL INTEREST IN THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE OR A BENEFICIAL INTEREST IN THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

EACH PURCHASER AND TRANSFEREE OF THIS NOTE OR A BENEFICIAL INTEREST HEREIN, BY ITS ACCEPTANCE OF THIS NOTE OR A BENEFICIAL INTEREST HEREIN, (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND (2) AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS AND ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) OUTSIDE THE UNITED STATES TO PERSONS OTHER THAN U.S. PERSONS IN OFFSHORE TRANSACTIONS IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) OR (D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE.  PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE

Exhibit C-1

REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS.  NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

EACH PURCHASER AND TRANSFEREE OF THIS NOTE OR A BENEFICIAL INTEREST HEREIN, BY ITS ACCEPTANCE OF THIS NOTE OR A BENEFICIAL INTEREST HEREIN, REPRESENTS THAT EITHER (1) IT IS NOT, AND IS NOT ACQUIRING THIS NOTE ON BEHALF OF OR WITH THE ASSETS OF (A) ANY “EMPLOYEE BENEFIT PLAN” SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” WITHIN THE MEANING OF ERISA BY REASON OF THE INVESTMENT BY SUCH PLANS OR ACCOUNTS THEREIN OR (B) ANY GOVERNMENTAL OR NON-U.S. PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF THE CODE OR ERISA (COLLECTIVELY, “SIMILAR LAWS”), OR (2) THE ACQUISITION AND HOLDING OF SUCH NOTE DOES NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA, THE CODE, OR ANY SIMILAR LAWS. SUCH HOLDER FURTHER REPRESENTS AND COVENANTS THAT THROUGHOUT THE PERIOD IT HOLDS NOTES, THE FOREGOING REPRESENTATIONS SHALL BE TRUE.

THIS NOTE AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS NOTE TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY OR TO INCLUDE ANY LEGEND REQUIRED BY LAW. THE HOLDER OF THIS NOTE SHALL BE DEEMED BY THE ACCEPTANCE OF THIS NOTE TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.

Exhibit C-2

EXHIBIT D

REGULATION S CERTIFICATE

To:	The Bank of New York Mellon, as Trustee (the “Trustee”) 101 Barclay Street, Floor 7-East New York, NY 10286 Attention: Corporate Trust Department

Re:
[__] Notes due 20[__](the “Securities”) issued under the Indenture (the “Indenture”) dated as of October 26, 2015 among GE Capital International Funding Company (the “Company”), General Electric Company (“GE”), General Electric Capital Corporation (“GECC” and, together with GE, the “Guarantors”) and the Trustee

Ladies and Gentlemen:

Terms are used in this Certificate as used in Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”), except as otherwise stated herein.

[CHECK A OR B AS APPLICABLE.]

☐ A.           This Certificate relates to our proposed transfer of $____ principal amount of Securities issued under the Indenture.  We hereby certify as follows:

1.
The offer and sale of the Securities was not and will not be made to a person in the United States (unless such person is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or the account held by it for which it is acting is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3)) and such offer and sale was not and will not be specifically targeted at an identifiable group of U.S. citizens abroad.

2.
Unless the circumstances described in the parenthetical in paragraph 1 above are applicable, either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

3.	None of us, our affiliates, or any person acting on our or their behalf has made any directed selling efforts in the United States with respect to the Securities.

Exhibit D-1

4.	The proposed transfer of Securities is not part of a plan or scheme to evade the registration requirements of the Securities Act.

5.
If we are a dealer or a person receiving a selling concession, fee or other remuneration in respect of the Securities, and the proposed transfer takes place during the Restricted Period (as defined in Exhibit A to the Indenture), or we are an officer or director of the Company, we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(b) of Regulation S.

☐ B.           This Certificate relates to our proposed exchange of $____ principal amount of Securities issued under the Indenture for an equal principal amount of Securities to be held by us.  We hereby certify as follows:

1.
At the time the offer and sale of the Securities was made to us, either (i) we were not in the United States or (ii) we were excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or the account held by us for which we were acting was excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3); and we were not a member of an identifiable group of U.S. citizens abroad.

2.
Unless the circumstances described in paragraph 1(ii) above are applicable, either (a) at the time our buy order was originated, we were outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and we did not pre-arrange the transaction in the United States.

3.	The proposed exchange of Securities is not part of a plan or scheme to evade the registration requirements of the Securities Act.

You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,
[NAME OF SELLER (FOR TRANSFERS) OR OWNER (FOR EXCHANGES)]
By:
Name:
Title:
Address:

Date:________________

Exhibit D-2

EXHIBIT E

RULE 144A CERTIFICATE

To:	The Bank of New York Mellon, as Trustee (the “Trustee”) 101 Barclay Street, Floor 7-East New York, NY 10286 Attention: Corporate Trust Department

Re:
[__] Notes due 20[__](the “Securities”) issued under the Indenture (the “Indenture”) dated as of October 26, 2015 among GE Capital International Funding Company (the “Company”), General Electric Company (“GE”), General Electric Capital Corporation (“GECC” and, together with GE, the “Guarantors”) and the Trustee

Ladies and Gentlemen:

This Certificate relates to:

[CHECK A OR B AS APPLICABLE.]

☐A.	Our proposed purchase of $____ principal amount of Securities issued under the Indenture.

☐B.	Our proposed exchange of $____ principal amount of Securities issued under the Indenture for an equal principal amount of Securities to be held by us.

We and, if applicable, each account for which we are acting in the aggregate owned and invested more than $100,000,000 in securities of issuers that are not affiliated with us (or such accounts, if applicable), as of __________, 20__, which is a date on or since close of our most recent fiscal year.  We and, if applicable, each account for which we are acting, are a qualified institutional buyer within the meaning of Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”).  If we are acting on behalf of an account, we exercise sole investment discretion with respect to such account. We are aware that the transfer of Securities to us, or such exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.  Prior to the date of this Certificate we have received such information regarding the Company as we have requested pursuant to Rule 144A(d)(4) or have determined not to request such information.

You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Exhibit E-1

Very truly yours,
[NAME OF PURCHASER (FOR TRANSFERS) OR OWNER (FOR EXCHANGES)]
By:
Name:
Title:
Address:

Date:________________

Exhibit E-2

EXHIBIT F

BAIL-IN LEGEND

BY ITS ACQUISITION OF THIS NOTE, EACH HOLDER OF THIS NOTE (INCLUDING EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE) ACKNOWLEDGES AND AGREES TO BE BOUND BY: (1) THE EFFECT OF THE EXERCISE OF ANY BAIL-IN POWER BY THE RELEVANT EEA RESOLUTION AUTHORITY THAT MAY INCLUDE AND RESULT IN ANY OF THE FOLLOWING, OR SOME COMBINATION THEREOF: (A) THE REDUCTION OF ALL OR A PORTION OF THE PRINCIPAL AMOUNT OR OUTSTANDING AMOUNT OF, TOGETHER WITH ANY ACCRUED BUT UNPAID INTEREST DUE ON, THIS NOTE, AND ANY AMOUNTS DUE UNDER ANY NON-EXEMPT GUARANTEE HEREOF (COLLECTIVELY, “AMOUNTS DUE”), (B) THE CONVERSION OF ALL, OR A PORTION, OF THE AMOUNTS DUE INTO SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS OF THE COMPANY, ANY NON-EXEMPT GUARANTOR OR ANY OTHER PERSON (AND THE ISSUE TO OR CONFERRAL ON THE HOLDER OF SUCH SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS), INCLUDING BY MEANS OF AN AMENDMENT, MODIFICATION OR VARIATION OF THE TERMS OF THIS NOTE OR ANY NON-EXEMPT GUARANTEE HEREOF, (C) THE CANCELLATION OF THIS NOTE OR ANY NON-EXEMPT GUARANTEE HEREOF, OR (D) THE AMENDMENT OR ALTERATION OF THE MATURITY OF THIS NOTE OR AMENDMENT OF THE AMOUNT OF INTEREST PAYABLE ON THIS NOTE, OR THE DATE ON WHICH INTEREST BECOMES PAYABLE, INCLUDING BY SUSPENDING PAYMENT FOR A TEMPORARY PERIOD, AND (2) THE VARIATION OF THE TERMS OF THIS NOTE OR ANY NON-EXEMPT GUARANTEE HEREOF, IF NECESSARY, TO GIVE EFFECT TO THE EXERCISE OF ANY BAIL-IN POWER BY THE RELEVANT EEA RESOLUTION AUTHORITY.  IN ADDITION, EACH HOLDER OF THIS NOTE (INCLUDING EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE) FURTHER ACKNOWLEDGES AND AGREES THAT THIS NOTE IS SUBJECT TO SUCH OTHER MATTERS RELATING TO BAIL-IN POWERS SET FORTH HEREIN AND IN THE INDENTURE (AS HEREIN DEFINED).

Exhibit F-1

EXHIBIT G

CENTRAL BANK OF IRELAND LEGEND

ANY INVESTMENT IN THIS NOTE DOES NOT HAVE THE STATUS OF A BANK DEPOSIT IN IRELAND AND IS NOT WITHIN THE SCOPE OF THE DEPOSIT PROTECTION SCHEME OPERATED BY THE CENTRAL BANK OF IRELAND (THE “CENTRAL BANK”). THE COMPANY IS NOT REGULATED BY THE CENTRAL BANK BY VIRTUE OF THE ISSUE OF THE NOTES.

NOTES WITH A MATURITY OF LESS THAN ONE YEAR ARE ISSUED IN ACCORDANCE WITH AN EXEMPTION GRANTED BY THE CENTRAL BANK UNDER SECTION 8(2) OF THE CENTRAL BANK ACT, 1971 OF IRELAND, AS INSERTED BY SECTION 31 OF THE CENTRAL BANK ACT, 1989 OF IRELAND, AS AMENDED BY SECTION 70(D) OF THE CENTRAL BANK ACT, 1997 OF IRELAND AND AS AMENDED BY SCHEDULE 3 OF PART 4 OF THE CENTRAL BANK AND FINANCIAL SERVICES AUTHORITY OF IRELAND ACT, 2004.

Exhibit G-1

EXHIBIT H

FORM OF SUPPLEMENTAL INDENTURE

GE CAPITAL INTERNATIONAL FUNDING COMPANY,
as Issuer

the Guarantors party hereto

AND

[                      ]

as GECC Successor Guarantor

AND

THE BANK OF NEW YORK MELLON,
as Trustee

SUPPLEMENTAL INDENTURE

Dated as of [                                ]

Exhibit H-1

THIS SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), entered into as of [ ] among GE CAPITAL INTERNATIONAL FUNDING COMPANY, a public unlimited company duly incorporated and existing under the Companies Act 1963 to 2013 of Ireland (the “Company”), GENERAL ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of New York (“GE”), [GENERAL ELECTRIC CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware] (the “GECC Guarantor” and, together with GE, the “Guarantors”), [], a [] (the “Undersigned”), and THE BANK OF NEW YORK MELLON, a bank duly organized and existing under the laws of the State of New York, as trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company, the Guarantors party thereto and the Trustee entered into the Indenture, dated as of October 26, 2015 (the “Indenture”), to provide for the issuance by the Company from time to time of its unsecured notes or other evidences of indebtedness to be issued in one or more series, as provided in the Indenture;

WHEREAS, pursuant to Section 14.02 of the Indenture, in the circumstances described therein, an Affiliate of GE may be required to or permitted to become a GECC Successor Guarantor and to assume the GECC Guarantee; and

WHEREAS, the execution and delivery of this Supplemental Indenture has been duly authorized in all respects and all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and enforceable instrument in accordance with its terms and a valid amendment of and supplement to the Indenture have been duly performed and complied with;

NOW, THEREFORE, WITNESSETH:

That in consideration of the premises and mutual covenants herein and in the Indenture, and for other good and valuable consideration receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties to this Supplemental Indenture hereby agree as follows:

Section 1.  Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

Section 2.  The Undersigned, by its execution of this Supplemental Indenture, agrees to assume all of the obligations under the GECC Guarantee provided by any GECC Guarantor and the punctual performance and observance of all of the covenants and other obligations under the Indenture to be performed by the GECC Guarantor and, with effect from the date hereof, agrees to be the GECC Guarantor under the Indenture and to be bound by the terms of the Indenture applicable the GECC Guarantor, including, but not limited to, Article Fourteen thereof.

Exhibit H-2

Section 3.  With effect from the date of this Supplemental Indenture, the GECC Guarantor shall be relieved of any further obligation under the Indenture and under its Guarantee in accordance with Section 14.02 of the Indenture.

Section 4.  This Supplemental Indenture shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby, except to the extent expressly provided in the Indenture.

Section 5.  The Undersigned irrevocably and unconditionally submits to the non-exclusive jurisdiction of any U.S. federal or New York State court located in the Borough of Manhattan, The City of New York over any suit, action or proceeding arising out of or relating to this Supplemental Indenture or any transaction contemplated hereby.  The Undersigned irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. A final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Undersigned and may be enforced in any other courts to whose jurisdiction the Undersigned is or may be subject, by suit upon judgment.

Section 6.  The Undersigned hereby designates and appoints [                                                                                       ], currently of [insert address] (Attention: [ ]), as its authorized agent upon which process may be served in any suit or proceeding in any U.S. federal or New York State court located in the Borough of Manhattan, The City of New York arising out of or relating to the Securities, the Guarantees or the Indenture, and [] hereby accepts such designation and appointment. The Undersigned agrees that service of process upon such authorized agent shall be deemed in every respect effective service of process upon it in any such suit or proceeding in any such court. Such appointment shall be irrevocable so long as any of the Securities remain Outstanding or any obligations under any Guarantees remain outstanding until the appointment of a successor by the Undersigned and such successor’s acceptance of such appointment. Upon such acceptance, the Undersigned shall notify the Trustee of the name and address of such successor. The Undersigned further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of such authorized agent in full force and effect so long as any of the Securities shall be Outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Undersigned to take any such action. The Undersigned agrees that nothing herein shall affect any Securityholder’s right to effect service of process in any other manner permitted by law or bring a suit action or proceeding (including a proceeding for enforcement of a judgment) in any other court or jurisdiction in accordance with applicable law.

Section 7.  The Undersigned agrees that, to the extent that it has or hereafter may acquire any sovereign or other immunity from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (including any immunity from non-exclusive jurisdiction or from service of process or from any execution to

Exhibit H-3

satisfy a final judgment or from attachment or in aid of such execution or otherwise) with respect to itself or any of its property, it irrevocably waives, to the fullest extent permitted under applicable law, any such right of immunity or claim thereto which may now or hereafter exist, and agrees not to assert any such right or claim in any action or proceeding against it arising out of or based on the Securities, the Guarantees or the Indenture.

Section 8.  This Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

Section 9.  This Supplemental Indenture is an amendment supplemental to the Indenture and the Indenture and this Supplemental Indenture will henceforth be read together.

Exhibit H-4

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and their respective corporate seals to be affixed hereunto and attested, as of the day and year first written above.

GIVEN under the Common Seal of GE CAPITAL INTERNATIONAL FUNDING COMPANY [COMMON SEAL]
By:
Name:
Title: Director
By:
Name:
Title: Director / Secretary

[[CORPORATE SEAL]] GENERAL ELECTRIC COMPANY
By:
Name:
Title:

Attest:

Title:

Exhibit H-5

[[CORPORATE SEAL]] [GENERAL ELECTRIC CAPITAL CORPORATION][GECC SUCCESSOR GUARANTOR]
By:
Name:
Title:

[Attest:

Title: ]

[ ]
By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Trustee
By:
Name:
Title:

Exhibit H-6